                                Exhibit 3.1

                                                                 EXECUTION COPY
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                STRUCTURED ASSET MORTGAGE INVESTMENT II INC.,

                                 as Depositor

                          WILMINGTON TRUST COMPANY,

                               as Owner Trustee

                                     and

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,

   not in the individual capacity, but solely in its capacity as Securities
                                Administrator,
            as Certificate Registrar and Certificate Paying Agent

                   _______________________________________

                             AMENDED AND RESTATED
                               TRUST AGREEMENT

                        Dated as of September 30, 2004

                   _______________________________________

                             Trust Certificates,
                                Series 2004-1

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                              Table of Contents
                                                                          Page

                                     - i -

      Section 3.04.  Registration of and Limitations on Transfer and

      Section 3.07.  Access to List of Certificateholders' Names and

      Section 4.04.  No Duties Except as Specified under Specified
                     Documents or in Instructions...........................14

      Section 4.05.  Restrictions...........................................14

      Section 4.06.  Prior Notice to Certificateholders with Respect to
                     Certain Matters........................................14

      Section 4.07.  Action by Certificateholders with Respect to
                     Certain Matters........................................15

      Section 4.08.  Action by Certificateholders with Respect to

      Section 6.06.  Owner Trustee Not Liable for Certificates or

      Section 6.10.  Liability of Certificate Registrar and Certificate

EXHIBITS

      This Amended and Restated  Trust  Agreement,  dated as of September  30,
2004 (as amended from time to time, this "Trust Agreement"),  among Structured
Asset Mortgage Investments II Inc., a Delaware corporation,  as depositor (the
"Depositor"),  Wilmington Trust Company,  a Delaware banking  corporation,  as
owner  trustee  (the  "Owner   Trustee")   and  Wells  Fargo  Bank,   National
Association,  not individually but acting solely as Securities  Administrator, as certificate  registrar  (the  "Certificate  Registrar")  and as certificate paying agent (in such capacity, the "Certificate Paying Agent").

                               WITNESSETH THAT:

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor and the Owner Trustee agree as follows:

      WHEREAS,  the Depositor and the Owner  Trustee have  previously  entered into  the  Trust  Agreement  dated  as  of  September  22,  2004  (the  "Trust
Agreement").

      WHEREAS,  the  parties  hereto  desire to amend the terms of and restate the Trust Agreement.

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor,  the Owner  Trustee and the  Securities  Administrator,  solely for purposes of its agreement to serve as  Certificate  Registrar and  Certificate
Paying Agent, agree as follows:

                                  ARTICLE I

                                 Definitions

Section 1.01.     Definitions.  For  all  purposes  of this  Trust  Agreement, except as otherwise  expressly provided herein or unless the context otherwise requires,  capitalized  terms not  otherwise  defined  herein  shall  have the meanings  assigned  to  such  terms  in  Appendix  A to the  Indenture,  dated
September 30, 2004, among MortgageIT  Trust 2004-1,  as Issuer,  Deutsche Bank
National Trust  Company,  not  individually  as Indenture  Trustee,  and Wells
Fargo  Bank,  National  Association,  as  Securities  Administrator,  which is incorporated  by reference  herein.  All other  capitalized  terms used herein shall have the meanings specified herein.

Section 1.02.     Other Definitional Provisions.

(a)     All terms  defined in this  Trust  Agreement  shall  have the  defined meanings  when used in any  certificate  or other  document  made or delivered pursuant hereto unless otherwise defined therein.

(b)     As  used in this  Trust  Agreement  and in any  certificate  or  other document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Trust Agreement or in any such  certificate or other document, and  accounting  terms partly  defined in this Trust  Agreement or in any such certificate  or other  document  to the  extent  not  defined,  shall have the
respective   meanings  given  to  them  under  generally  accepted  accounting principles.  To the extent that the  definitions  of accounting  terms in this
Trust Agreement or in any such  certificate or other document are inconsistent
with  the  meanings  of  such  terms  under  generally   accepted   accounting
principles,  the definitions  contained in this Trust Agreement or in any such certificate or other document shall control.

(c)     The words "hereof," "herein,"  "hereunder" and words of similar import when used in this Trust  Agreement  shall refer to this Trust  Agreement  as a whole and not to any particular  provision of this Trust  Agreement;  Article,
Section  and  Exhibit  references   contained  in  this  Trust  Agreement  are
references  to Articles,  Sections and Exhibits in or to this Trust  Agreement unless otherwise  specified;  and the term  "including"  shall mean "including without limitation".

(d)     The  definitions  contained in this Trust  Agreement are applicable to the  singular as well as the plural  forms of such terms and to the  masculine as well as to the feminine and neuter genders of such terms.

(e)     Any agreement,  instrument or statute defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument  or statute as from time to time  amended,  modified or
supplemented   and  includes  (in  the  case  of  agreements  or  instruments)
references to all attachments  thereto and instruments  incorporated  therein;
references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 Organization

Section 2.01.     Name.  The  trust  created  hereby  (the  "Trust")  shall be known as  "MortgageIT  Trust  2004-1",  in which  name the Owner  Trustee  may conduct  the  business  of the Trust,  make and  execute  contracts  and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.     Office.  The  office  of the  Trust  shall be in care of the
Owner  Trustee  at the  Corporate  Trust  Office or at such  other  address in
Delaware  as  the  Owner  Trustee  may  designate  by  written  notice  to the
Certificateholders and the Depositor.

Section 2.03.     Purposes  and Powers.  The purpose of the Trust is to engage in the following activities:

(i)   to issue  the  Notes  pursuant  to the  Indenture  and the  Certificates pursuant  to  this  Trust  Agreement  and to  sell  the  Notes  and  the
      Certificates;

(ii)  to pay the  organizational,  start-up and transactional  expenses of the
      Trust;

(iii) to  assign,  grant,  transfer,  pledge and  convey  the  Mortgage  Loans pursuant to the  Indenture  and to hold,  manage and  distribute  to the
      Certificateholder  pursuant to Section 5.01  herein,  any portion of the
      Mortgage  Loans  released  from the Lien of, and  remitted  to the Trust pursuant to the Indenture;

(iv)  to enter into and perform its  obligations  under the Basic Documents to which it is to be a party;

(v)   if directed  by holders of  Certificates  representing  more than 50% of the beneficial  interests in the Trust, sell the Trust Estate subsequent to the  discharge of the  Indenture,  all for the benefit of the holders of the Certificates;

(vi)  to engage in those activities,  including entering into agreements, that are  necessary,  suitable or convenient  to accomplish  the foregoing or are incidental thereto or connected therewith; and

(vii) subject to compliance with the Basic Documents,  to engage in such other activities as may be required in  connection  with  conservation  of the
      Owner   Trust   Estate   and  the   making  of   distributions   to  the
      Certificateholder and the Noteholders.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The
Trust  shall not  engage in any  activity  other than in  connection  with the foregoing or other than as required or  authorized  by the terms of this Trust
Agreement or the Basic Documents.

Section 2.04.     Appointment   of  Owner   Trustee.   The  Depositor   hereby
appoints  the Owner  Trustee as trustee of the Trust  effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.     Initial  Capital  Contribution  of Owner Trust  Estate.  The
Depositor  hereby  sells,  assigns,  transfers,  conveys  and sets over to the
Trust,  as of the  date  hereof,  the  sum of $1.  The  Owner  Trustee  hereby acknowledges  receipt in trust from the Depositor,  as of the date hereof,  of the foregoing  contribution,  which shall constitute the initial corpus of the
Trust and shall be  deposited in the  Certificate  Distribution  Account.  The
Owner  Trustee also  acknowledges  on behalf of the Trust the receipt in trust of the Mortgage Loans and the rights with respect to the  representations  and warranties  made by the Seller  under the  Mortgage  Loan  Purchase  Agreement which shall constitute the Owner Trust Estate.

Section 2.06.     Declaration  of Trust.  The Owner  Trustee  hereby  declares that it shall hold the Owner  Trust  Estate in trust  upon and  subject to the
conditions   set   forth   herein   for   the   use   and   benefit   of   the
Certificateholders,  subject to the  obligations  of the Trust under the Basic
Documents.  It  is  the  intention  of  the  parties  hereto  that  the  Trust constitute a  "statutory  trust" under the  Statutory  Trust  Statute and that this Trust  Agreement  constitute  the governing  instrument of such statutory trust.  It is the intention of the parties  hereto that, for federal and state income and state and local franchise tax purposes,  the Trust (A) shall not be
treated  as  (i)  an   association   subject   separately  to  taxation  as  a
corporation,  (ii) a  "publicly  traded  partnership"  as defined in  Treasury
Regulation  Section 1.7704-1 or (iii) a "taxable  mortgage pool" as defined in
Section  7701(i)  of  the  Code,  (B)  shall,  as  of  the  Closing  Date,  be disregarded  as a  separate  entity  (and  if at  any  other  time  the  Trust
Certificates  are  held by  more  than  one  person  for  federal  income  tax purposes,  shall be  treated  as a  partnership),  and (C) that each  Class of
Notes  shall  be  debt,  and  the  provisions  of  this  Agreement   shall  be
interpreted to further this  intention.  Except as otherwise  provided in this
Trust Agreement,  the rights of the Certificateholders will be those of equity owners of the Trust.  Effective as of the date hereof, the Owner Trustee shall have all  rights,  powers  and duties  set forth  herein and in the  Statutory
Trust Statute with respect to accomplishing the purposes of the Trust.

Section 2.07.     Liability  of the Holders of the  Certificates.  The Holders
of the  Certificates  shall be jointly and  severally  liable  directly to and
shall   indemnify  any  injured  party  for  all  losses,   claims,   damages,
liabilities  and  expenses  of the  Trust  and the  Owner  Trustee  (including
Expenses,  to the extent not paid out of the Owner Trust Estate) to the extent that the  Holders  of the  Certificates  would be liable  if the Trust  were a corporation,  and the Holders of the Certificates were common  stockholders in the corporation,  under Delaware  corporate law; provided,  however,  that the
Holders of the  Certificates  shall not be liable for payments  required to be made on the  Notes  or the  Certificates,  or for  any  losses  incurred  by a
Certificateholder  in the  capacity of an investor  in the  Certificates  or a
Noteholder  in the  capacity of an  investor in the Notes.  The Holders of the
Certificates  shall be liable  for and shall  promptly  pay any  entity  level taxes  imposed on the Trust.  In  addition,  any third party  creditors of the
Trust (other than in connection with the  obligations  described in the second preceding  sentence  for which the  Holders of the  Certificates  shall not be liable)  shall be deemed  third party  beneficiaries  of this  paragraph.  The obligations of the Holders of the  Certificates  under this paragraph shall be evidenced by the Certificates.

Section 2.08.     Title  to  Trust  Property.   Except  with  respect  to  the
Mortgage  Loans,  which will be  assigned of record to the  Indenture  Trustee pursuant to the  Indenture,  legal title to the Owner  Trust  Estate  shall be vested at all times in the  Trust as a  separate  legal  entity  except  where applicable  law in any  jurisdiction  requires  title to any part of the Owner
Trust Estate to be vested in a trustee or trustees,  in which case title shall be deemed to be vested in the Owner  Trustee,  a co-trustee  and/or a separate trustee, as the case may be.

Section 2.09.     Situs of Trust.  The Trust will be located and  administered in the State of Delaware.  All bank  accounts  maintained by the Owner Trustee on behalf of the Trust  shall be located in the State of  Delaware.  The Trust shall not have any  employees  in any state  other  than  Delaware;  provided, however,  that  nothing  herein shall  restrict or prohibit the Owner  Trustee from  having  employees  within or  without  the State of  Delaware  or taking actions  outside the State of Delaware in order to comply with  Section  2.03.
Payments will be received by the Trust only in Delaware,  Maryland,  Minnesota or New  York,  and  payments  will be made by the Trust  only  from  Delaware,
Maryland,  Minnesota or New York.  The only office of the Trust  maintained by the  Owner  Trustee  will be at the  Corporate  Trust  Office in  Delaware  or
California.

Section 2.10.     Representations   and  Warranties  of  the  Depositor.   The
Depositor hereby represents and warrants to the Owner Trustee that:

(i)   The Depositor is duly  organized  and validly  existing as a corporation in good  standing  under the laws of the State of  Delaware,  with power and authority to own its  properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(ii)  The Depositor is duly qualified to do business as a foreign  corporation in good standing and has obtained all  necessary  licenses and approvals in all  jurisdictions in which the ownership or lease of its property or the conduct of its business  shall  require such  qualifications  and in which the failure to so qualify would have a material  adverse effect on the business,  properties,  assets or condition  (financial or other) of the Depositor.

(iii) The  Depositor  has the power and  authority to execute and deliver this
      Trust  Agreement  and to carry out its  terms;  the  Depositor  has full power and  authority  to convey and assign the  property  to be conveyed and assigned to and deposited  with the Trust as part of the Owner Trust
      Estate  and the  Depositor  has  duly  authorized  such  conveyance  and assignment and deposit to the Trust by all necessary  corporate  action;
      and the  execution,  delivery and  performance  of this Trust  Agreement have been duly  authorized by the  Depositor by all necessary  corporate action.

(iv)  The  consummation  of  the  transactions   contemplated  by  this  Trust
      Agreement and the  fulfillment of the terms hereof do not conflict with, result  in any  breach  of  any  of the  terms  and  provisions  of,  or constitute  (with or without  notice or lapse of time) a default  under, the  articles  of  incorporation  or  bylaws  of the  Depositor,  or any indenture,  agreement or other  instrument  to which the  Depositor is a party or by which it is bound;  nor result in the creation or imposition of any Lien  upon any of its  properties  pursuant  to the  terms of any such indenture,  agreement or other  instrument  (other than pursuant to the  Basic  Documents);  nor  violate  any  law or,  to the  best of the
      Depositor's  knowledge,  any order, rule or regulation applicable to the
      Depositor  of any  court or of any  federal  or state  regulatory  body, administrative  agency  or  other  governmental  instrumentality  having jurisdiction over the Depositor or its properties.

(v)   The Trust is not  required to register as an  investment  company  under the  Investment  Company  Act and is not under the  control  of a Person required to so register.

Section 2.11.     Investment  Company.  Neither the  Depositor  nor any holder of a  Certificate  shall take any action which would cause the Trust to become an  "investment  company"  which  would be  required  to  register  under  the
Investment Company Act.

                                  ARTICLE III

                      Conveyance of the Mortgage Loans;
                                 Certificates

Section 3.01.     Initial  Ownership.  Upon the  formation of the Trust by the contribution  by  the  Depositor  pursuant  to  Section  2.01  and  until  the conveyance  of the  Mortgage  Loans  pursuant to Section  2.01 of the Sale and
Servicing  Agreement  and the  issuance of the  Certificates,  and  thereafter except as  otherwise  permitted  hereunder,  the  Depositor  shall be the sole
Certificateholder.

Section 3.02.     The  Certificates.  The Certificates  shall be issued in the form  of one or more  Certificates,  each  representing  not  less  than a 10%
Certificate   Percentage   Interest.   The  Certificates  shall  initially  be
registered in the name of MortgageIT  Holdings,  Inc. The  Certificates  shall be  executed  on behalf of the Trust by manual or  facsimile  signature  of an authorized  officer  of the Owner  Trustee  and  authenticated  in the  manner provided  in  Section  3.03.  Certificates  bearing  the  manual or  facsimile signatures of  individuals  who were, at the time when such  signatures  shall have  been  affixed,  authorized  to sign on  behalf  of the  Trust,  shall be
validly  issued  and  entitled  to  the  benefit  of  this  Trust   Agreement,
notwithstanding  that such  individuals or any of them shall have ceased to be so authorized prior to the  authentication  and delivery of such  Certificates or did not hold such  offices at the date of  authentication  and  delivery of such  Certificates.  A Person  shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder hereunder upon such Person's  acceptance of a Certificate  duly  registered in such Person's name, pursuant to Section 3.04.

      A  transferee  of a  Certificate  shall become a  Certificateholder  and shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of a
Certificateholder   hereunder   upon  such   transferee's   acceptance   of  a
Certificate  duly  registered in such  transferee's  name pursuant to and upon satisfaction of the conditions set forth in Section 3.04.

Section 3.03.     Authentication  of  Certificates.  The Owner  Trustee  shall cause all Certificates  issued  hereunder to be executed and  authenticated on behalf of the Trust,  authenticated and delivered to or upon the written order of the  Depositor,  signed by its chairman of the board,  its president or any vice  president,  without  further  corporate  action  by  the  Depositor,  in authorized  denominations.  No  Certificate  shall  entitle  its holder to any benefit  under this Trust  Agreement or be valid for any purpose  unless there
shall   appear  on  such   Certificate   a   certificate   of   authentication
substantially  in the form set  forth in  Exhibit  A,  executed  by the  Owner
Trustee or the Certificate Registrar by manual signature;  such authentication shall constitute  conclusive  evidence that such  Certificate  shall have been duly  authenticated and delivered  hereunder.  All Certificates shall be dated the date of their authentication.

Section 3.04.     Registration of and Limitations on Transfer and Exchange of
Certificates.  The  Certificate  Registrar  shall keep or cause to be kept,  a
Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Certificate  Registrar shall provide for the  registration of  Certificates  and of transfers  and  exchanges of  Certificates  as herein provided.  If the  Certificate  Registrar  resigns  or is  removed,  the Owner
Trustee shall appoint a successor Certificate Registrar.

      Subject to  satisfaction  of the conditions set forth below with respect to the  Certificate,  upon  surrender  for  registration  of  transfer  of any
Certificate at the office or agency  maintained  pursuant to Section 3.08, the
Owner Trustee or the  Certificate  Registrar shall execute,  authenticate  and deliver in the name of the designated  transferee or transferees,  one or more new Certificates in authorized  denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or the Certificate  Registrar.
At  the  option  of  a  Holder,   Certificates  may  be  exchanged  for  other
Certificates  of  authorized  denominations  of a like  aggregate  amount upon surrender  of the  Certificates  to be  exchanged  at  the  office  or  agency maintained pursuant to Section 3.08.

      Every Certificate  presented or surrendered for registration of transfer or exchange shall be  accompanied by a written  instrument of transfer in form satisfactory to the Certificate  Registrar duly executed by the Holder or such
Holder's  attorney duly authorized in writing.  Each  Certificate  surrendered for  registration of transfer or exchange shall be cancelled and  subsequently disposed of by the  Certificate  Registrar in  accordance  with its  customary practice.

      No service  charge  shall be made for any  registration  of  transfer or exchange of Certificates,  but the Owner Trustee or the Certificate  Registrar
may  require  payment  of a sum  sufficient  to cover any tax or  governmental charge  that may be imposed in  connection  with any  transfer  or exchange of
Certificates.

      No Person shall become a Certificateholder  until it shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form
W-9 and the Certificate of Non-Foreign Status set forth in Exhibit D hereto.

      No transfer,  sale,  pledge or other  disposition of a Certificate shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the Securities Act and any applicable state  securities laws or is made in accordance with said Act and laws. In the event of any such transfer,  the Certificate  Registrar or the Depositor shall prior to such  transfer  require the  transferee  to execute (A) either (i) an investment  letter in substantially  the form attached hereto as Exhibit C (or in  such  form  and  substance  reasonably  satisfactory  to  the  Certificate
Registrar and the Depositor) which  investment  letter shall not be an expense of the  Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the  Master
Servicer,  the Securities  Administrator or the Depositor and which investment letter states that,  among other things,  such  transferee (a) is a "qualified institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined  under
Rule 144A,  and (b) is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements  under the  Securities  Act of
1933,  as  amended,  provided  by Rule 144A or (ii) (a) a written  Opinion  of
Counsel  acceptable  to  and  in  form  and  substance   satisfactory  to  the
Certificate  Registrar  and  the  Depositor  that  such  transfer  may be made pursuant to an exemption,  describing the  applicable  exemption and the basis therefor,  from said Act and laws or is being  made  pursuant  to said Act and laws,  which  Opinion  of Counsel  shall not be an  expense of the Trust,  the
Owner Trustee, the Certificate Registrar,  the Master Servicer, the Securities
Administrator   or  the   Depositor   and  (b)  the   transferee   executes  a
representation  letter,  substantially  in  the  form  of  Exhibit  F  to  the
Agreement,  and transferor executes a representation letter,  substantially in the form of Exhibit E hereto,  each  acceptable  to and in form and  substance satisfactory  to the  Certificate  Registrar and the Depositor  certifying the facts surrounding such transfer,  which representation letters shall not be an expense  of the Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the
Master  Servicer,  the Securities  Administrator  or the Depositor and (B) the
Certificate of Non-Foreign  Status (in  substantially the form attached hereto as Exhibit D) acceptable to and in form and substance reasonably  satisfactory to the Certificate  Registrar and the Depositor,  which  certificate shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar or
the  Depositor.  The Holder of a Certificate  desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trust, the Owner Trustee,  the
Certificate Registrar,  the Master Servicer, the Securities  Administrator and
the Depositor  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of  Certificates  or any interest  therein  shall be made to any  Person  unless  the  Depositor,  the Owner  Trustee  and the  Certificate
Registrar  are provided with an Opinion of Counsel  which  establishes  to the satisfaction of the Depositor,  the Owner Trustee,  the Certificate  Registrar
and the Master  Servicer  that the  purchase of  Certificates  is  permissible under  applicable  law,  will  not  constitute  or  result  in any  prohibited transaction  under ERISA or Section  4975 of the Code and will not subject the
Depositor,  the Owner  Trustee,  the  Certificate  Registrar,  the  Securities
Administrator   or  the  Master   Servicer  to  any  obligation  or  liability
(including  obligations  or  liabilities  under  ERISA or Section  4975 of the
Code) in addition to those  undertaken  in this  Agreement,  which  Opinion of
Counsel  shall not be an  expense of the  Depositor,  the Owner  Trustee,  the
Certificate  Registrar,  the Securities  Administrator or the Master Servicer.
In lieu of such Opinion of Counsel,  a Person acquiring such  Certificates may provide a certification in the form of Exhibit G to this Agreement,  which the
Depositor,  the Owner  Trustee,  the  Certificate  Registrar,  the  Securities
Administrator  and the Master  Servicer may rely upon without  further inquiry or  investigation.  Neither an Opinion of Counsel nor a certification  will be required in connection with the initial  transfers of any such  Certificate by the  Depositor to the Seller and by the Seller to  MortgageIT  Holdings,  Inc.
(in which case, the Depositor,  the Seller and MortgageIT  Holdings,  Inc., as
applicable,  shall be deemed to have represented that such party is not a Plan or a Person investing Plan Assets of any Plan).

      No offer,  sale,  transfer,  pledge,  hypothecation or other disposition
(including  any pledge,  sale or transfer  under a repurchase  transaction  or securities  loan) of any Certificate  shall be made to any transferee  unless, prior to such  disposition,  the  proposed  transferor  delivers  to the Owner
Trustee and the  Certificate  Registrar  an Opinion of Counsel,  rendered by a law firm  generally  recognized  to be qualified to opine  concerning  the tax aspects of asset  securitization,  to the effect that such transfer (including
any  disposition   permitted   following  any  default  under  any  pledge  or
repurchase  transaction)  will not  cause the  Trust to be (i)  treated  as an association  taxable as a  corporation  for  federal  income tax and  relevant state income and franchise tax  purposes,  (ii) taxable as a taxable  mortgage pool as  defined  in  Section  7701(i)  of the  Code  or  (iii)  taxable  as a
"publicly  traded  partnership"  as defined  in  Treasury  Regulation  section
1.7704-1  for federal  income tax purposes  and  relevant  state  franchise or income tax purposes.  Notwithstanding  the  foregoing,  the provisions of this paragraph shall not apply to the initial  transfers of the  Certificates  from the Issuer to the  Depositor,  the  Depositor  to the Seller and the Seller to
MortgageIT Holdings, Inc.

      No offer, sale, transfer or other disposition  (including pledge) of any
Certificate  shall be made to any  affiliate  of the  Depositor or the Issuer, other than the initial  transfer of the  Certificates to the Depositor and the subsequent transfer of the Certificates to the Seller.

Section 3.05.     Mutilated,  Destroyed,  Lost or Stolen Certificates.  If (a)
any mutilated  Certificate shall be surrendered to the Certificate  Registrar, or if the Certificate  Registrar shall receive evidence to its satisfaction of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall be delivered to the Certificate  Registrar and the Owner Trustee such security or indemnity  as may be required by them to save each of them  harmless,  then in the absence of notice to the  Certificate  Registrar or the Owner Trustee that such  Certificate  has been  acquired  by a bona  fide  purchaser,  the  Owner
Trustee  shall  execute  on behalf of the Trust and the Owner  Trustee  or the
Certificate  Registrar,  shall authenticate and deliver, in exchange for or in lieu of any such  mutilated,  destroyed,  lost or  stolen  Certificate,  a new
Certificate of like tenor and  denomination.  In connection  with the issuance of any new  Certificate  under this  Section  3.05,  the Owner  Trustee or the
Certificate  Registrar  may require the payment of a sum  sufficient  to cover any  expenses of the Owner  Trustee or the  Certificate  Registrar  (including fees and  expenses of counsel) and any tax or other  governmental  charge that may be imposed in  connection  therewith.  Any  duplicate  Certificate  issued pursuant  to  this  Section  3.05  shall  constitute  conclusive  evidence  of ownership  in the Trust,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.06.     Persons    Deemed    Certificateholders.    Prior   to   due
presentation  of  a  Certificate  for  registration  of  transfer,  the  Owner
Trustee,  the Certificate  Registrar or any Certificate Paying Agent may treat the Person in whose name any  Certificate  is  registered  in the  Certificate
Register  as the  owner  of such  Certificate  for the  purpose  of  receiving distributions  pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust,  the Owner Trustee,  the  Certificate  Registrar or any
Certificate Paying Agent shall be bound by any notice to the contrary.

Section 3.07.     Access to List of  Certificateholders'  Names and Addresses.
The  Certificate  Registrar  shall  furnish  or cause to be  furnished  to the
Depositor,  the Certificate Paying Agent or the Owner Trustee,  within 15 days after receipt by the Certificate  Registrar of a written request therefor from the Depositor,  the Certificate  Paying Agent or the Owner Trustee, a list, in such  form  as the  Depositor,  the  Certificate  Paying  Agent  or the  Owner
Trustee,  as the  case  may be,  may  reasonably  require,  of the  names  and addresses of the  Certificateholders  as of the most recent Record Date.  Each
Holder,  by  receiving  and  holding  a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the Depositor,  the  Certificate  Paying
Agent,  the Certificate  Registrar or the Owner Trustee  accountable by reason of the  disclosure  of its name and  address,  regardless  of the source  from which such information was derived.

Section 3.08.     Maintenance  of  Office or  Agency.  The  Owner  Trustee  on
behalf  of the  Trust,  shall  maintain  an  office  or  offices  or agency or agencies where  Certificates  may be surrendered for  registration of transfer or exchange  and where  notices  and  demands to or upon the Owner  Trustee in respect of the  Certificates  and the Basic  Documents may be  delivered.  The
Owner  Trustee  initially   designates  the  Corporate  Trust  Office  of  the
Securities  Administrator  as its office for  purposes of delivery of notices.
The Owner  Trustee  shall give prompt  written  notice to the  Depositor,  the
Certificate    Paying    Agent,    the    Certificate    Registrar   and   the
Certificateholders  of any change in the location of the Certificate  Register or any such office or agency.

Section 3.09.     Certificate Paying Agent.  (a)        The        Certificate
Paying  Agent  shall  make  distributions  to   Certificateholders   from  the
Certificate  Distribution  Account on behalf of the Trust in  accordance  with the  provisions  of the  Certificates  and Section  5.01 hereof from  payments remitted  to the  Certificate  Paying  Agent by the  Securities  Administrator
pursuant to Section  3.05 of the  Indenture.  The Trust  hereby  appoints  the
Securities  Administrator  as  Certificate  Paying  Agent  and the  Securities
Administrator  hereby accepts such appointment and further agrees that it will
be  bound  by  the  provisions  of  this  Trust  Agreement   relating  to  the
Certificate Paying Agent and shall:

(i)   hold all sums held by it for the payment of amounts due with  respect to the  Certificates  in trust  for the  benefit  of the  Persons  entitled thereto  until  such sums  shall be paid to such  Persons  or  otherwise disposed of as herein provided;

(ii)  give the Owner  Trustee  notice of any  default  by the Trust of which a
      Responsible   Officer  of  the  Certificate   Paying  Agent  has  actual
      knowledge in the making of any payment  required to be made with respect to the Certificates;

(iii) at any  time  during  the  continuance  of any  such  default,  upon the written request of the Owner Trustee  forthwith pay to the Owner Trustee on behalf  of the  Trust  all sums so held in Trust by such  Certificate
      Paying Agent;

(iv)  not resign from its position as Certificate  Paying Agent except that it shall immediately  resign as Certificate  Paying Agent and forthwith pay to the  Owner  Trustee  on  behalf  of the  Trust all sums held by it in trust for the payment of  Certificates  if at any time it ceases to meet the  standards  under  this  Section  3.09  required  to be  met  by the
      Certificate Paying Agent at the time of its appointment;

(v)   comply  with  all   requirements   of  the  Code  with  respect  to  the
      withholding  from any  payments  made by it on any  Certificates  of any applicable  withholding  taxes  imposed  thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)  not institute  bankruptcy  proceedings  against the Issuer in connection with this Trust Agreement.

(b)     The Trust may revoke  such power and  remove  the  Certificate  Paying
Agent if it  determines in its sole  discretion  that the  Certificate  Paying
Agent shall have failed to perform its obligations  under this Trust Agreement in any  material  respect.  In the  event  that  Wells  Fargo  Bank,  National
Association   shall  no  longer  be  the  Securities   Administrator  and  the
Certificate  Paying  Agent under this Trust  Agreement  and Paying Agent under the  Indenture,  the  Owner  Trustee  shall  appoint  a  successor  to  act as
Certificate  Paying Agent  (which shall be a bank or trust  company) and which shall  also be the  successor  Paying  Agent  under the  Indenture.  The Owner
Trustee shall cause such successor  Certificate Paying Agent or any additional
Certificate  Paying  Agent  appointed  by the Owner  Trustee  to  execute  and deliver to the Owner  Trustee an instrument to the effect set forth in Section
3.09(a) as it relates to the Certificate  Paying Agent. The Certificate Paying
Agent  shall  return all  unclaimed  funds to the Trust and upon  removal of a
Certificate  Paying Agent such Certificate  Paying Agent shall also return all funds in its possession to the Trust.  The provisions of Sections 6.01,  6.04,
6.05,  6.06,  6.07, 6.08 and 7.01 shall apply to the Certificate  Paying Agent to the same extent  applicable to the Owner  Trustee  except where the context requires otherwise.  Any reference in this Agreement to the Certificate Paying
Agent shall include any co-paying agent unless the context requires otherwise.

(c)     The Certificate  Paying Agent shall establish and maintain with itself a  trust  account  (the  "Certificate  Distribution  Account")  in  which  the
Certificate  Paying  Agent  shall  deposit,  on the same day as it is received
from  the  Securities   Administrator,   each   remittance   received  by  the
Certificate  Paying  Agent  with  respect to  payments  made  pursuant  to the
Indenture.  The  Certificate  Paying  Agent  shall make all  distributions  to
Certificates,  from moneys on deposit in the Certificate Distribution Account, in  accordance  with  Section  5.01  hereof.  The  funds  in  the  Certificate
Distribution Account shall be held uninvested.

                                  ARTICLE IV

                    Authority and Duties of Owner Trustee

Section 4.01.     General  Authority.  The Owner  Trustee  is  authorized  and directed to execute and deliver the Basic  Documents  to which the Trust is to be a party and each  certificate or other  document  attached as an exhibit to or  contemplated  by the Basic  Documents  to which the Trust is to be a party and any  amendment  or other  agreement or  instrument  described  herein,  as evidenced  conclusively by the Owner Trustee's  execution thereof. In addition to  the  foregoing,  the  Owner  Trustee  is  authorized,  but  shall  not  be obligated,  except as otherwise provided in this Trust Agreement,  to take all actions required of the Trust pursuant to the Basic Documents.

Section 4.02.     General  Duties.  It shall be the duty of the Owner  Trustee to discharge (or cause to be discharged) all of its responsibilities  pursuant to the terms of this  Trust  Agreement  and the Basic  Documents  to which the
Trust  is a  party  and  to  administer  the  Trust  in  the  interest  of the
Certificateholders,  subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.     Action upon Instruction.  (a)   Subject  to  Article  IV and
in accordance with the terms of the Basic  Documents,  the  Certificateholders may by written  instruction  direct the Owner Trustee in the management of the
Trust.  Such direction may be exercised at any time by written  instruction of the Certificateholders pursuant to Article IV.

(b)     Notwithstanding  the  foregoing,   the  Owner  Trustee  shall  not  be
required  to take any  action  hereunder  or under any Basic  Document  if the
Owner Trustee shall have reasonably determined,  or shall have been advised by counsel,  that such action is likely to result in liability on the part of the
Owner  Trustee or is contrary to the terms hereof or of any Basic  Document or is otherwise contrary to law.

(c)     Whenever the Owner Trustee is required to decide  between  alternative courses of action  permitted or required by the terms of this Trust  Agreement or under any Basic Document,  or in the event that the Owner Trustee is unsure as to the  application  of any provision of this Trust  Agreement or any Basic
Document or any such provision is ambiguous as to its  application,  or is, or appears to be, in  conflict  with any other  applicable  provision,  or in the event  that  this  Trust  Agreement  permits  any  determination  by the Owner
Trustee  or is silent or is  incomplete  as to the  course of action  that the
Owner  Trustee is required to take with respect to a particular  set of facts, the  Owner  Trustee  shall  promptly  give  notice  (in such  form as shall be appropriate  under the  circumstances)  to the  Certificateholders  requesting instruction  as to the course of action to be  adopted,  and to the extent the
Owner  Trustee acts in good faith in accordance  with any written  instruction of the  Certificateholders,  the Owner  Trustee shall not be liable on account of such action to any Person.  If the Owner  Trustee  shall not have  received appropriate  instruction within 10 days of such notice (or within such shorter period  of time as  reasonably  may be  specified  in  such  notice  or may be necessary  under  the  circumstances)  it may,  but shall be under no duty to, take or refrain  from  taking  such  action not  inconsistent  with this Trust
Agreement  or  the  Basic  Documents,  as it  shall  deem  to be in  the  best interests  of the  Certificateholders,  and the Owner  Trustee  shall  have no liability to any Person for such action or inaction.

Section 4.04.     No Duties Except as Specified under Specified  Documents or in  Instructions.  The Owner  Trustee shall not have any duty or obligation to manage, make any payment with respect to, register,  record, sell, dispose of, or  otherwise  deal with the  Owner  Trust  Estate,  or to  otherwise  take or refrain from taking any action  under,  or in  connection  with,  any document contemplated  hereby  to  which  the  Owner  Trustee  is a  party,  except  as expressly  provided  (i) in  accordance  with the  powers  granted  to and the authority  conferred upon the Owner Trustee  pursuant to this Trust Agreement,
(ii) in accordance  with the Basic  Documents and (iii) in accordance with any document or  instruction  delivered to the Owner  Trustee  pursuant to Section
4.03;  and no  implied  duties or  obligations  shall be read into this  Trust
Agreement or any Basic Document  against the Owner Trustee.  The Owner Trustee shall  have  no  responsibility  for  filing  any  financing  or  continuation statement  many public  office at anytime or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to prepare or file any  Securities and Exchange  Commission  filing for the Trust or to record this Trust  Agreement or any Basic  Document.  The Owner  Trustee
nevertheless  agrees that it will, at its own cost and expense,  promptly take all  action  as may be  necessary  to  discharge  any liens on any part of the
Owner Trust Estate that result from actions by, or claims  against,  the Owner
Trustee  that are not related to the  ownership or the  administration  of the
Owner Trust Estate.

Section 4.05.     Restrictions.  (a)      The Owner  Trustee or the  Depositor
(or an Affiliate  thereof) shall not take any action (x) that is  inconsistent with the  purposes of the Trust set forth in Section  2.03,  (y) that,  to the actual  knowledge of the Owner Trustee based on an Opinion of Counsel rendered by a law firm  generally  recognized to be qualified to opine  concerning  the tax  aspects  of asset  securitization,  would  result in the  Trust  becoming taxable as a corporation  for federal  income tax purposes or (z) would result in the  amendment  or  modification  of the  Basic  Documents  or  this  Trust
Agreement.  The Certificateholders  shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

(b)     The Owner  Trustee  shall not convey or  transfer  any of the  Trust's properties or assets,  including  those  included in the Trust Estate,  to any person unless (a) it shall have  received an Opinion of Counsel  rendered by a law firm  generally  recognized  to be qualified to opine  concerning  the tax aspects of asset  securitization  to the effect that such transaction will not
have   any   material   adverse   tax   consequence   to  the   Trust  or  any
Certificateholder  and (b) such  conveyance or transfer  shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.     Prior Notice to Certificateholders  with Respect to Certain
Matters.  With respect to the following  matters,  the Owner Trustee shall not take  action  unless at least 30 days  before the taking of such  action,  the
Owner  Trustee shall have  notified the  Certificateholders  in writing of the proposed action and the  Certificateholders  shall not have notified the Owner
Trustee in writing  prior to the 30th day after such notice is given that such
Certificateholders have withheld consent or provided alternative direction:

(a)     the  initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash  distributions  due and owing under the Mortgage  Loans) and the  compromise of any action,  claim or  lawsuit  brought  by or  against  the Trust  (except  with  respect to the aforementioned  claims or lawsuits for  collection of cash  distributions  due and owing under the Mortgage Loans);

(b)     the election by the Trust to file an amendment to the  Certificate  of
Trust  (unless  such  amendment  is required  to be filed under the  Statutory
Trust Statute);

(c)     the  amendment  of  the  Indenture  by  a  supplemental  indenture  in circumstances where the consent of any Noteholder is required;

(d)     the  amendment  of  the  Indenture  by  a  supplemental  indenture  in circumstances  where the consent of any  Noteholder  is not  required and such
amendment    materially    adversely    affects    the    interest    of   the
Certificateholders; and

(e)     the  appointment  pursuant  to  the  Indenture  of  a  successor  Note
Registrar,  Paying  Agent or  Indenture  Trustee  or  pursuant  to this  Trust
Agreement of a successor  Certificate Registrar or Certificate Paying Agent or
the consent to the assignment by the Note Registrar,  Paying Agent,  Indenture
Trustee,  Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.     Action  by  Certificateholders  with  Respect  to  Certain
Matters.  The  Owner  Trustee  shall  not  have  the  power,  except  upon the direction of the  Certificateholders  to, except as expressly  provided in the
Basic  Documents,  sell  the  Mortgage  Loans  after  the  termination  of the
Indenture.  The  Owner  Trustee  shall  take the  actions  referred  to in the
preceding   sentence   only   upon   written   instructions   signed   by  the
Certificateholders.

Section 4.08.     Action by  Certificateholders  with  Respect to  Bankruptcy.
The Owner Trustee shall not have the power to commence a voluntary  proceeding in bankruptcy  relating to the Trust without the unanimous  prior  approval of all  Certificateholders  and the  consent  of the  Noteholders  and the  Owner
Trustee and the delivery to the Owner  Trustee by each such  Certificateholder of a certificate  certifying that such  Certificateholder  reasonably believes that  the  Trust is  insolvent.  This  paragraph  shall  survive  for one year following termination of this Trust Agreement.

Section 4.09.     Restrictions    on     Certificateholders'     Power.    The
Certificateholders  shall not direct  the Owner  Trustee to take or to refrain from  taking any action if such  action or  inaction  would be contrary to any obligation  of the Trust or the Owner  Trustee  under this Trust  Agreement or any of the Basic  Documents  or would be contrary to Section  2.03,  nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.     Majority Control.  Except as expressly  provided herein, any action that may be taken by the Certificateholders  under this Trust Agreement may be  taken by the  Holders  of  Certificates  evidencing  not  less  than a
majority  Percentage  Interest  of  the  Certificates.   Except  as  expressly
provided  herein,  any  written  notice  of the  Certificateholders  delivered pursuant to this Trust  Agreement  shall be  effective if signed by Holders of
Certificates  evidencing not less than a majority  Percentage  Interest of the
Certificates at the time of the delivery of such notice.

Section 4.11.     Optional  Redemption.  Upon receipt of written  instructions provided to the Owner Trustee by the Holder of the Certificates,  or, if there is no single Holder, the Majority  Certificateholder,  the Owner Trustee shall cause the Issuer to redeem the Notes in  accordance  with  Section 8.07 of the
Indenture and shall  provide all necessary  notices on behalf of the Issuer to effect the foregoing,  provided that such Holder or Holders shall deposit with the  Securities  Administrator  an amount  equal to the  aggregate  redemption price specified  under Section 8.07 of the Indenture.  The Owner Trustee shall not have the power to  exercise  the right of the  Issuer to redeem  the Notes pursuant to Section 8.07 of the Indenture, except as provided above.

                                  ARTICLE V

                          Application of Trust Funds

Section 5.01.     Distributions.  (a) On each Payment  Date,  the  Certificate
Paying  Agent  shall in  accordance  with  the  directions  of the  Securities
Administrator   given   pursuant   to   the   Indenture   distribute   to  the
Certificateholders,  on a pro rata basis based on the  Certificate  Percentage
Interests  thereof,  all  funds on  deposit  in the  Certificate  Distribution
Account and available  therefor (as provided in Section 3.05 of the Indenture)
for such  Payment  Date as reduced by any  amount  owing to the Owner  Trustee hereunder and any Expenses of the Trust remaining unpaid.

(b)     In the event that any withholding tax is imposed on the  distributions
(or allocations of income) to a  Certificateholder,  such tax shall reduce the amount  otherwise  distributable to the  Certificateholder  in accordance with this Section  5.01.  The  Certificate  Paying Agent is hereby  authorized  and
directed  to  retain  or  cause  to  be  retained   from   amounts   otherwise
distributable  to the  Certificateholders  sufficient funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not prevent  the  Owner  Trustee  from  contesting  any  such  tax in  appropriate proceedings,  and  withholding  payment  of such  tax,  if  permitted  by law, pending the outcome of such  proceedings).  The amount of any  withholding tax imposed  with  respect  to  a  Certificateholder  shall  be  treated  as  cash distributed  to  such  Certificateholder  at the  time it is  withheld  by the
Certificate Paying Agent and remitted to the appropriate taxing authority.  If there is a  possibility  that  withholding  tax is payable  with  respect to a distribution  (such as a distribution  to a non-U.S.  Certificateholder),  the
Certificate  Paying Agent may in its sole discretion  withhold such amounts in accordance with this paragraph (b).

(c)     Distributions  to  Certificateholders  shall  be  subordinated  to the creditors of the Trust, including the Noteholders.

Section 5.02.     Method   of   Payment.    Subject   to   Section    8.01(c),
distributions  required to be made to  Certificateholders  on any Payment Date as provided in Section 5.01 shall be made to each  Certificateholder of record on the  preceding  Record  Date by wire  transfer,  in  immediately  available funds,  to the  account  of such  Holder  at a bank  or  other  entity  having
appropriate  facilities  therefor,  if  such   Certificateholder   shall  have
provided to the  Certificate  Registrar  appropriate  written  instructions at least five  Business  Days  prior to such  Payment  Date or, if not,  by check mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate Register.

Section 5.03.     Tax  Returns.   The  Securities   Administrator   shall  (a)
maintain  (or cause to be  maintained)  the  books of the Trust on a  calendar year basis using the accrual  method of  accounting,  (b) deliver (or cause to be delivered) to each Noteholder and  Certificateholder  as may be required by the Code and  applicable  Treasury  Regulations,  such  information  as may be required  to enable  each  Certificateholder  to prepare its federal and state income tax  returns,  (c) prepare  and file or cause to be prepared  and filed such tax  returns  relating  to the Trust as may be  required  by the Code and applicable  Treasury  Regulations  (making such  elections as may from time to time be  required  or  appropriate  under  any  applicable  state  or  federal statutes,  rules or regulations)  and (d) collect or cause to be collected any withholding  tax as described in and in  accordance  with Section 5.01 of this
Trust Agreement with respect to income or distributions to  Certificateholders and prepare or cause to be prepared the  appropriate  forms relating  thereto;
provided,  however, that the Securities Administrator shall not be required to compute the Issuer's  gross  income  except to the extent it can do so without unreasonable  effort or expense based upon income  statements  furnished to it and  provided,  further,  that  the  Securities  Administrator  shall  not  be required to prepare and file  partnership  tax returns on behalf of the Issuer unless  the  Securities  Administrator  receives  (i) an  Opinion  of  Counsel
reasonably   satisfactory  to  it  (which  shall  not  be  at  the  Securities
Administrator's  expense,  but shall be at the  expense  of the  Depositor  or other party furnishing such opinion) as to the necessity of such filings,  and
(ii)  reasonable  additional  compensation  for the  preparation and filing of such  additional  returns.  The Owner Trustee hereby grants  permission to the
Securities  Administrator to sign all tax and information  returns prepared by the Securities  Administrator  pursuant to this Section 5.03 at the request of the  Securities  Administrator,  and in doing so shall rely entirely upon, and shall have no  liability  for  information  or  calculations  provided by, the
Securities Administrator.

Section 5.04.     Statements  to  Certificateholders.  On each  Payment  Date, the Securities  Administrator  shall make available to each  Certificateholder the  statement or statements  provided to the Owner Trustee by the  Securities
Administrator  pursuant to Section 7.05 of the Indenture  with respect to such
Payment Date.

                                  ARTICLE VI

                         Concerning the Owner Trustee

Section 6.01.     Acceptance of Trusts and Duties.  The Owner Trustee  accepts the trusts  hereby  created  and agrees to perform its duties  hereunder  with respect to such  trusts but only upon the terms of this Trust  Agreement.  The
Owner  Trustee and the  Certificate  Paying  Agent also agree to disburse  all moneys  actually  received by it  constituting  part of the Owner Trust Estate upon the terms of the Basic  Documents  and this  Trust  Agreement.  The Owner
Trustee shall not be answerable  or  accountable  hereunder or under any Basic
Document under any circumstances,  except (i) for its own willful  misconduct, gross negligence or bad faith or grossly  negligent  failure to act or (ii) in the case of the  inaccuracy  of any  representation  or warranty  contained in
Section 6.03 expressly made by the Owner  Trustee.  In particular,  but not by way of limitation  (and subject to the  exceptions  set forth in the preceding sentence):

(a)     The Owner  Trustee  shall not be liable  with  respect  to any  action taken or omitted to be taken by it in accordance with the  instructions of the
Certificateholders permitted under this Trust Agreement;

(b)     No  provision  of this Trust  Agreement  or any Basic  Document  shall require  the Owner  Trustee  to expend or risk  funds or  otherwise  incur any financial liability in the performance of any of its rights,  duties or powers hereunder  or under  any  Basic  Document  if the  Owner  Trustee  shall  have reasonable  grounds for  believing  that  repayment  of such funds or adequate indemnity  against  such  risk  or  liability  is not  reasonably  assured  or provided to it;

(c)     Under  no  circumstances   shall  the  Owner  Trustee  be  liable  for
indebtedness  evidenced  by or  arising  under  any  of the  Basic  Documents, including the principal of and interest on the Notes;

(d)     The Owner  Trustee shall not be  responsible  for or in respect of the validity  or  sufficiency  of this Trust  Agreement  or for the due  execution hereof by the Depositor or for the form, character, genuineness,  sufficiency, value or validity of any of the Owner  Trust  Estate,  or for or in respect of
the  validity  or  sufficiency  of  the  Basic   Documents,   the  Notes,  the
Certificates,   other  than  the   certificate   of   authentication   on  the
Certificates,  if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability,  duty, or obligation to any Noteholder or to any  Certificateholder,  other than as expressly  provided for herein or expressly agreed to in the Basic Documents;

(e)     The execution, delivery,  authentication and performance by it of this
Trust  Agreement will not require the  authorization,  consent or approval of, the giving of notice to, the  filing or  registration  with,  or the taking of any other action with respect to, any governmental authority or agency;

(f)     The Owner  Trustee  shall not be liable for the default or  misconduct of the  Depositor,  Indenture  Trustee,  Certificate  Registrar  or the Master
Servicer  under any of the Basic  Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the  obligations of the Trust under this Trust  Agreement  or the Basic  Documents  that are  required to be performed by the  Indenture  Trustee  under the  Indenture or the Seller under the Mortgage Loan Purchase Agreement.

(g)     The Owner  Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any litigation  under this Trust Agreement or otherwise  or in relation to this Trust  Agreement or any Basic  Document,  at the request, order or direction of any of the Certificateholders,  unless such
Certificateholders  have  offered to the Owner  Trustee  security or indemnity satisfactory  to it against the costs,  expenses and  liabilities  that may be incurred  by the Owner  Trustee  therein  or  thereby.  The right of the Owner
Trustee to perform any  discretionary  act enumerated in this Trust  Agreement or in any Basic  Document  shall  not be  construed  as a duty,  and the Owner
Trustee  shall not be  answerable  for  other  than its  gross  negligence  or willful misconduct in the performance of any such act.

Section 6.02.     Furnishing  of  Documents.  The Owner  Trustee shall furnish to the  Securityholders  promptly upon receipt of a written reasonable request therefor,  duplicates or copies of all reports,  notices,  requests,  demands, certificates,  financial statements and any other instruments furnished to the
Trust under the Basic Documents.

Section 6.03.     Representations  and  Warranties.  The Owner Trustee  hereby
represents   and   warrants  to  the   Depositor,   for  the  benefit  of  the
Certificateholders, that:

(a)     It is a banking  corporation  duly  organized and validly  existing in good  standing  under the laws of the State of Delaware.  It has all requisite corporate power and authority to execute,  deliver and perform its obligations under this Trust Agreement;

(b)     It  has  taken  all  corporate   action  necessary  to  authorize  the
execution  and  delivery  by  it of  this  Trust  Agreement,  and  this  Trust
Agreement  will be executed  and  delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

(c)     Neither the execution nor the delivery by it of this Trust  Agreement, nor  the  consummation  by it of  the  transactions  contemplated  hereby  nor compliance  by it with any of the terms or provisions  hereof will  contravene any federal or Delaware law,  governmental  rule or  regulation  governing the banking or trust powers of the Owner  Trustee or any judgment or order binding on it, or constitute any default under its charter  documents or bylaws or any indenture,  mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)     This  Trust  Agreement  assuming  due  authorization,   execution  and
delivery by the Owner Trustee and the  Depositor,  constitutes a valid,  legal and  binding  obligation  of the  Owner  Trustee,  enforceable  against  it in
accordance   with  the  terms  hereof   subject  to   applicable   bankruptcy,
insolvency,   reorganization,   moratorium   and  other  laws   affecting  the
enforcement  of  creditors'  rights  generally  and to general  principles  of equity,  regardless of whether such  enforcement is considered in a proceeding in equity or at law;

(e)     The Owner  Trustee  is not in  default  with  respect  to any order or decree of any court or any order,  regulation or demand of any Federal, state, municipal or governmental  agency,  which default might have consequences that would  materially and adversely  affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have  consequences that would materially adversely affect its performance hereunder; and

(f)     No  litigation  is  pending  or,  to the best of the  Owner  Trustee's knowledge,  threatened  against the Owner  Trustee  which would  prohibit  its entering into this Trust  Agreement or performing its  obligations  under this
Trust Agreement.

Section 6.04.     Reliance; Advice of Counsel.  (a)   The Owner  Trustee shall
incur no  liability  to  anyone  in  acting  upon any  signature,  instrument, notice,  resolution,  request, consent, order,  certificate,  report, opinion, note, or other  document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner  Trustee may accept a certified copy of a resolution of the board of directors or other  governing body of any corporate  party as conclusive  evidence that such  resolution has been duly  adopted by such body and that the same is in full force and effect.
As to any  fact  or  matter  the  method  of  determination  of  which  is not specifically  prescribed herein, the Owner Trustee may for all purposes hereof rely on a  certificate,  signed by the  president or any vice  president or by the treasurer or other  authorized  officers of the relevant party, as to such fact or matter and such  certificate  shall  constitute full protection to the
Owner  Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)     In the exercise or  administration  of the Trust  hereunder and in the performance of its duties and  obligations  under this Trust  Agreement or the
Basic  Documents,  the Owner  Trustee  (i) may act  directly  or  through  its agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney)  pursuant to agreements  entered into with any of them, and the Owner  Trustee  shall not be liable for the conduct or  misconduct of such agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney) if such  persons  have been  selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with  counsel,  accountants  and other skilled  persons to be selected with reasonable care and employed by it.
The Owner Trustee shall not be liable for anything  done,  suffered or omitted in good  faith by it in  accordance  with the  opinion  or  advice of any such counsel,  accountants  or other such  Persons  and not  contrary to this Trust
Agreement or any Basic Document.

Section 6.05.     Not Acting in  Individual  Capacity.  Except as  provided in this Article VI, in  accepting  the trusts  hereby  created  Wilmington  Trust
Company  acts  solely as Owner  Trustee  hereunder  and not in its  individual capacity,  and all  Persons  having  any claim  against  the Owner  Trustee by reason of the  transactions  contemplated by this Trust Agreement or any Basic
Document   shall  look  only  to  the  Owner  Trust   Estate  for  payment  or
satisfaction thereof.

Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related
Documents.  The recitals contained herein and in the Certificates  (other than the  signatures  of the Owner Trustee on the  Certificates)  shall be taken as
the   statements  of  the  Depositor,   and  the  Owner  Trustee   assumes  no
responsibility  for the  correctness  thereof.  The  Owner  Trustee  makes  no representations as to the validity or sufficiency of this Trust Agreement,  of any Basic  Document or of the  Certificates  (other than the signatures of the
Owner Trustee on the Certificates) or the Notes, or of any Related  Documents,
or of MERS or the MERS®  System.  The Owner  Trustee shall at no time have any responsibility  or  liability  with  respect to the  sufficiency  of the Owner
Trust  Estate or its ability to generate  the  payments to be  distributed  to
Certificateholders  under this Trust  Agreement or the  Noteholders  under the
Indenture,  including  compliance  by the  Depositor  or the  Seller  with any warranty  or  representation  made under any Basic  Document or in any related document  or the  accuracy  of any such  warranty  or  representation,  or any action  of the  Certificate  Paying  Agent,  the  Certificate  Registrar,  the
Indenture  Trustee or the  Securities  Administrator  taken in the name of the
Owner Trustee.

Section 6.07.     Owner  Trustee  May Own  Certificates  and Notes.  The Owner
Trustee in its individual or any other capacity may,  subject to Section 3.04, become  the owner or pledgee  of  Certificates  or Notes and may deal with the
Depositor,   the  Seller,   the  Certificate  Paying  Agent,  the  Certificate
Registrar and the Indenture  Trustee in  transactions  with the same rights as it would have if it were not Owner Trustee.

Section 6.08.     Payments  from Owner Trust  Estate.  All payments to be made by the Owner Trustee under this Trust  Agreement or any of the Basic Documents to which the Owner  Trustee is a party  shall be made only from the income and proceeds  of the Owner  Trust  Estate or from  other  amounts  required  to be provided  by the  Certificateholders  and only to the  extent  that the  Owner
Trust shall have  received  income or proceeds  from the Owner Trust Estate or the  Certificateholders  to make such  payments in  accordance  with the terms hereof.  Wilmington Trust Company,  in its individual  capacity,  shall not be liable for any amounts  payable under this Trust Agreement or any of the Basic
Documents to which the Owner Trustee is a party.

Section 6.09.     Doing  Business  in  Other  Jurisdictions.   Notwithstanding
anything  contained herein to the contrary,  neither  Wilmington Trust Company
nor  the  Owner   Trustee  shall  be  required  to  take  any  action  in  any jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the  appointment  of a  co-trustee  or  separate  trustee in accordance  with Section  9.05 hereof,  (i) require the consent or approval or authorization  or order of or the  giving  of notice  to, or the  registration with or the  taking of any  other  action in  respect  of,  any state or other governmental  authority or agency of any jurisdiction  other than the State of
Delaware;  (ii) result in any fee, tax or other governmental  charge under the laws of the State of Delaware  becoming  payable by Wilmington  Trust Company;
or (iii)  subject  Wilmington  Trust Company to personal  jurisdiction  in any jurisdiction  other than the State of  Delaware  for causes of action  arising from acts  unrelated to the  consummation  of the  transactions  by Wilmington
Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

Section 6.10.     Liability of Certificate  Registrar and Certificate  Paying
Agent.  All  provisions  affording  protection  or rights to or  limiting  the liability of the Owner  Trustee,  including the  provisions of this  Agreement permitting the Owner Trustee to resign,  merge or consolidate,  shall inure as well to the Certificate Registrar and Certificate Paying Agent.

Section 6.11.     Derivative Contracts.  (a)    At   the   direction   of  the
Seller,  the  Owner  Trustee  shall,  on  behalf  of  the  Trust,  enter  into derivative  contracts for the benefit of the  Certificates;  provided  however the counterparty to such derivative  contract shall not be an Affiliate of the
Depositor.  Any  acquisition of a derivative  contract shall be accompanied by
(i) an  appropriate  amendment  to this  Agreement,  and (ii) any  Opinion  of
Counsel required by Section 10.01.

      (b) All  collections,  proceeds  and other  amounts  in  respect  of the
derivative   contracts  payable  by  the  derivative   counterparty  shall  be
distributed to the Certificates on the Payment Date following  receipt thereof by the Certificate Paying Agent.

      (c) Any  derivative  contract that  provides for any payment  obligation on the part of the Trust  must (i) be  without  recourse  to the assets of the
Trust,  (ii) contain a  non-petition  covenant  provision  from the derivative counterparty,  (iii) limit payment dates  thereunder for payments,  if any, by the  Trust to  Payment  Dates  (iv)  contain  a  provision  limiting  any cash payments due to the derivative  counterparty on any, day under such derivative contract  solely to funds available  therefor in the Certificate  Distribution
Account  available to make payments to the Holders of the Certificates on such
Payment Date, and (v) provide for copies of all notices and  correspondence to be provided to the Certificate Paying Agent.

      (d) Each  derivative  contract  must (i) provide for the direct  payment of any amounts by the derivative  counterparty  thereunder to the  Certificate
Distribution  Account at least one Business  Day prior to the related  Payment
Date,  (ii) contain an  assignment  of all of the Trust's  rights (but none of its  obligations)  under  such  derivative  contract  to the Owner  Trustee on behalf the  Certificateholders  and shall  include  an express  consent to the derivative  counterparty to such  assignment,  (iii) provide that in the event of the  occurrence  of an Event of Default,  such  derivative  contract  shall terminate  upon the  direction of a 50.01% or greater  Percentage  Interest of
the  Certificates,   and  (iv)  prohibit  the  derivative   counterparty  from
"setting-off'  or "netting" other  obligations of the Trust and its Affiliates against such derivative counterparty's payment obligations thereunder.

      (e) The Seller  shall  determine,  in its sole  discretion,  whether any derivative contract conforms to the requirements of Section 6.11(c) and (d).

      (f)  Neither  the  Seller  nor the  Depositor  shall  have any direct or indirect obligation under the derivative contracts.

                                  ARTICLE VII

                        Compensation of Owner Trustee

Section 7.01.     Owner  Trustee's Fees and Expenses.  The Owner Trustee shall receive as  compensation  for its  services  hereunder  such fees as have been separately  agreed upon by the Owner Trustee and the Depositor before the date hereof  pursuant to the Fee Agreement.  In the event that the Depositor  fails to pay such fees on any Payment  Date,  the Owner Trustee shall be entitled to such  fee  from  funds  on  deposit  in  the  Payment  Account  prior  to  any distributions  to the  Noteholders  on such Payment  Date.  Additionally,  the
Owner  Trustee  shall be  reimbursed  from  amounts on deposit in the  Payment
Account,  in  accordance  with Section  4.05(a)(x)  of the Sale and  Servicing
Agreement  for  its  reasonable   expenses   hereunder  and  under  the  Basic
Documents,  including the reasonable compensation,  expenses and disbursements of such agents, representatives,  experts and counsel as the Owner Trustee may reasonably  employ in  connection  with the  exercise and  performance  of its rights and its duties hereunder and under the Basic Documents.

Section 7.02.     Indemnification.  The Depositor shall indemnify,  defend and
hold  harmless  the  Owner  Trustee,   the   Certificate   Registrar  and  the
Certificate Paying Agent, solely in its capacity as Certificate  Registrar and
Certificate  Paying Agent, and their respective  successors,  assigns,  agents and servants  (collectively,  the "Indemnified Parties") from and against, any and all liabilities,  obligations, losses, damages, taxes, claims, actions and
suits,  and  any  and  all  reasonable   costs,   expenses  and  disbursements
(including  reasonable  legal  fees  and  expenses)  of any  kind  and  nature whatsoever  (collectively,  "Expenses")  which may at any time be imposed  on, incurred by, or asserted against any Indemnified  Party in any way relating to or arising out of this Trust Agreement,  the Basic Documents,  the Owner Trust
Estate,  the  administration  of the  Owner  Trust  Estate  or the  action  or inaction of the Owner Trustee,  the Certificate  Registrar and the Certificate
Paying Agent,  solely in its capacity as Certificate Paying Agent,  hereunder, provided, that:

(i)   the  Depositor  shall not be liable  for or  required  to  indemnify  an
      Indemnified  Party, as applicable,  from and against Expenses arising or resulting from such Indemnified  Party's own willful  misconduct,  gross negligence or bad faith or, as to the Owner Trustee,  as a result of any inaccuracy  of  a  representation  or  warranty  of  the  Owner  Trustee contained in Section 6.03 expressly made by the Owner Trustee;

(ii)  with respect to any such claim,  the Indemnified  Party shall have given the Depositor  written  notice thereof  promptly  after the  Indemnified
      Party shall have  actual  knowledge  thereof;  provided,  however,  that failure to give such notice shall not affect the  indemnification of the
      Indemnified  Party  except to the extent  the  Depositor  is  materially prejudiced by such failure;

(iii) while  maintaining  control over its own defense,  the  Depositor  shall consult with the Indemnified Party in preparing such defense; and

(iv)  notwithstanding   anything  in  this  Agreement  to  the  contrary,  the
      Depositor  shall  not  be  liable  for  settlement  of any  claim  by an
      Indemnified  Party  entered  into  without  the  prior  consent  of  the
      Depositor which consent shall not be unreasonably withheld.

      The indemnities  contained in this Section shall survive the resignation or  termination  of  the  Owner  Trustee,  the  Certificate  Registrar  or the
Certificate  Paying  Agent or the  termination  of this  Trust  Agreement.  In addition,  upon written notice to the Owner Trustee, the Certificate Registrar or the  Certificate  Paying  Agent and with the consent of the Owner  Trustee, the Certificate  Registrar or the Certificate Paying Agent which consent shall not be  unreasonably  withheld,  the  Depositor  has the right to  assume  the defense of any claim,  action or  proceeding  against the Owner  Trustee,  the
Certificate Registrar or the Certificate Paying Agent.

                                  ARTICLE VIII

                        Termination of Trust Agreement

Section 8.01.     Termination  of Trust  Agreement.  (a) This Trust  Agreement
(other than  Article VII) and the Trust shall  terminate  and be of no further force or effect upon the earlier of (i) the final  distribution  of all moneys or other  property or proceeds of the Owner Trust  Estate in  accordance  with the terms of the Indenture and this Trust Agreement and (ii) the  distribution of all of the assets of the Owner Trust  Estate,  in  accordance  with written instructions provided to the Owner Trustee by the Majority  Certificateholder,
following  the optional  redemption of the Notes by the  Certificateholder  or
Majority  Certificateholder,  as  applicable,  pursuant to Section 8.07 of the
Indenture;  provided in each case that all amounts owing to the Noteholders to the extent  payable from the Owner Trust Estate or proceeds  thereof have been paid  in  full  and  that  all  obligations  under  the  Indenture  have  been discharged. The bankruptcy,  liquidation,  dissolution, death or incapacity of any Certificateholder  shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's  legal representatives or heirs to claim an  accounting or to take any action or proceeding in any court for a  partition  or  winding  up of all or any part of the Trust or the Owner
Trust Estate or (z) otherwise  affect the rights,  obligations and liabilities of the parties hereto.

(b)     Except as provided in Section  8.01(a),  neither the Depositor nor any
Certificateholder shall be entitled to revoke or terminate the Trust.

(c)     Notice of any  termination  of the Trust,  specifying the Payment Date upon  which  Certificateholders  shall  surrender  their  Certificates  to the
Certificate   Paying  Agent  for  payment  of  the  final   distribution   and
cancellation,  shall be given by the  Certificate  Paying  Agent by  letter to
Certificateholders  mailed  within five  Business Days of receipt of notice of the final payment on the Notes from the Securities Administrator,  stating (i)
the  Payment  Date  upon  or  with  respect  to  which  final  payment  of the
Certificates   shall  be  made  upon   presentation   and   surrender  of  the
Certificates   at  the  office  of  the   Certificate   Paying  Agent  therein
designated,  (ii) the  amount of any such  final  payment  and (iii)  that the
Record Date  otherwise  applicable  to such  Payment  Date is not  applicable, payments being made only upon  presentation  and surrender of the Certificates at  the  office  of the  Certificate  Payment  Agent  therein  specified.  The
Certificate  Paying Agent shall give such notice to the Owner  Trustee and the
Certificate Registrar at the time such notice is given to  Certificateholders.
Upon  presentation and surrender of the Certificates,  the Certificate  Paying
Agent   shall  cause  to  be   distributed   to   Certificateholders   amounts
distributable on such Payment Date pursuant to Section 5.01.

      In the event  that all of the  Certificateholders  shall  not  surrender
their  Certificates  for  cancellation   within  six  months  after  the  date
specified in the above mentioned written notice,  the Certificate Paying Agent shall give a second  written  notice to the  remaining  Certificateholders  to
surrender  their   Certificates   for   cancellation  and  receive  the  final
distribution with respect thereto.  Subject to applicable laws with respect to escheat  of funds,  if within one year  following  the  Payment  Date on which final  payment of the  Certificates  was to have been made pursuant to Section
3.03 of the Indenture,  all the  Certificates  shall not have been surrendered for cancellation,  the Certificate Paying Agent may take appropriate steps, or may  appoint an agent to take  appropriate  steps,  to contact  the  remaining
Certificateholders  concerning  surrender of their Certificates,  and the cost thereof  shall be paid out of the funds and other  assets  that  shall  remain subject  to this  Trust  Agreement.  Any funds  remaining  in the  Certificate
Distribution  Account after  exhaustion of such remedies  shall be distributed by the Certificate Paying Agent to the Depositor.

(d)     Upon the  winding  up of the  Trust  and its  termination,  the  Owner
Trustee  shall  cause the  Certificate  of Trust to be  cancelled  by filing a certificate  of  cancellation  with the Secretary of State in accordance  with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                  ARTICLE IX

            Successor Owner Trustees and Additional Owner Trustees

Section 9.01.     Eligibility   Requirements  for  Owner  Trustee.  The  Owner
Trustee  shall at all times be a  corporation  satisfying  the  provisions  of
Section  3807(a)  of the  Statutory  Trust  Statute;  authorized  to  exercise corporate  trust  powers;  having a combined  capital  and surplus of at least
$50,000,000  and subject to  supervision  or  examination  by federal or state authorities;  and having  (or  having a parent  that has) a rating of at least
Baa3 by Moody's  and/or at least BBB- by Standard  and Poor's or is  otherwise acceptable to the Rating Agencies.  If such corporation  shall publish reports of condition at least annually  pursuant to law or to the  requirements of the aforesaid  supervising  or examining  authority,  then for the purpose of this
Section,  the combined capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions  of this Section 9.01,  the
Owner  Trustee  shall  resign  immediately  in the  manner and with the effect specified in Section 9.02.

Section 9.02.     Replacement of Owner  Trustee.  The Owner Trustee may at any
time  resign and be  discharged  from the trusts  hereby  created by giving 30 days prior  written  notice  thereof to the  Depositor.  Upon  receiving  such notice of resignation,  the Depositor shall promptly appoint a successor Owner
Trustee,  by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning  Owner Trustee and to the successor  Owner
Trustee.  If no successor  Owner Trustee shall have been so appointed and have accepted  appointment  within  30 days  after  the  giving  of such  notice of resignation,  the resigning  Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

      If at  any  time  the  Owner  Trustee  shall  cease  to be  eligible  in accordance  with the provisions of Section 9.01 and shall fail to resign after written  request  therefor  by the  Depositor,  or if at any  time  the  Owner
Trustee  shall be legally  unable to act,  or shall be  adjudged  bankrupt  or insolvent,  or a receiver  of the Owner  Trustee or of its  property  shall be appointed,  or any public  officer  shall take  charge or control of the Owner
Trustee or of its  property  or  affairs  for the  purpose of  rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee.

      Any  resignation  or removal of the Owner Trustee and  appointment  of a successor  Owner  Trustee  pursuant to any of the  provisions  of this Section shall not become  effective  until  acceptance of appointment by the successor
Owner  Trustee  pursuant to Section  9.03 and payment of all fees and expenses owed to the outgoing  Owner  Trustee.  The Depositor  shall provide  notice of such  resignation  or  removal  of the  Owner  Trustee  to each of the  Rating
Agencies.

Section 9.03.     Successor   Owner  Trustee.   Any  successor  Owner  Trustee
appointed  pursuant to Section 9.02 shall execute,  acknowledge and deliver to the  Indenture  Trustee and to its  predecessor  Owner  Trustee an  instrument accepting  such  appointment  under this Trust  Agreement,  and  thereupon the
resignation  or  removal  of  the  predecessor   Owner  Trustee  shall  become
effective,  and such successor Owner Trustee, without any further act, deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations of its predecessor  under this Trust  Agreement,  with like effect as if originally named as Owner Trustee.  The predecessor  Owner Trustee shall upon payment of its fees and expenses  deliver to the successor  Owner Trustee all  documents  and  statements  and  monies  held  by  it  under  this  Trust
Agreement;  and the  predecessor  Owner Trustee shall execute and deliver such instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor  Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept  appointment as provided in this
Section  9.03  unless  at the time of such  acceptance  such  successor  Owner
Trustee shall be eligible pursuant to Section 9.01.

      Upon acceptance of appointment by a successor Owner Trustee  pursuant to this  Section  9.03,  the Owner  Trustee  shall  mail  notice  thereof  to all
Certificateholders,  the Indenture  Trustee,  the  Noteholders  and the Rating
Agencies.

Section 9.04.     Merger or  Consolidation  of Owner Trustee.  Any Person into which the Owner  Trustee  may be merged or  converted  or with which it may be
consolidated,   or  any  Person  resulting  from  any  merger,  conversion  or consolidation  to which  the Owner  Trustee  shall be a party,  or any  Person succeeding to all or substantially  all of the corporate trust business of the
Owner Trustee, shall be the successor of the Owner Trustee hereunder,  without the  execution or filing of any  instrument  or any further act on the part of any of the parties hereto,  anything  herein to the contrary  notwithstanding;
provided,  that such Person  shall be eligible  pursuant to Section  9.01 and, provided,  further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.     Appointment    of    Co-Trustee    or   Separate    Trustee.
Notwithstanding  any other  provisions of this Trust  Agreement,  at any time, for the  purpose of meeting  any legal  requirements  of any  jurisdiction  in which any part of the  Owner  Trust  Estate  may at the time be  located,  the
Owner  Trustee  shall  have the  power  and  shall  execute  and  deliver  all instruments to appoint one or more Persons to act as co-trustee,  jointly with the Owner Trustee,  or as separate trustee or trustees,  of all or any part of the Owner Trust Estate,  and to vest in such Person,  in such  capacity,  such title to the Trust or any part  thereof and,  subject to the other  provisions of this Section, such powers,  duties,  obligations,  rights and trusts as the
Owner Trustee may consider  necessary or desirable.  No co-trustee or separate trustee  under this Trust  Agreement  shall be  required  to meet the terms of eligibility  as a successor  Owner  Trustee  pursuant  to Section  9.01 and no notice of the  appointment  of any  co-trustee  or separate  trustee  shall be required pursuant to Section 9.03.

      Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)     All rights,  powers,  duties and obligations conferred or imposed upon the Owner  Trustee  shall be conferred  upon and exercised or performed by the
Owner  Trustee  and such  separate  trustee or  co-trustee  jointly  (it being understood  that such separate  trustee or co-trustee is not authorized to act separately  without  the Owner  Trustee  joining in such  act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts  are  to  be  performed,  the  Owner  Trustee  shall  be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding of title to the Owner  Trust
Estate or any portion  thereof in any such  jurisdiction)  shall be  exercised and performed  singly by such separate  trustee or  co-trustee,  but solely at the direction of the Owner Trustee;

(b)     No trustee under this Trust  Agreement  shall be personally  liable by reason  of  any  act or  omission  of  any  other  trustee  under  this  Trust
Agreement; and

(c)     The Owner Trustee may at any time accept the  resignation of or remove any separate trustee or co-trustee.

      Any notice,  request or other  writing  given to the Owner Trustee shall be  deemed  to have  been  given to each of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer to this Trust
Agreement  and the  conditions  of this  Article.  Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly  with the Owner  Trustee or  separately,  as may be provided  therein, subject to all the provisions of this Trust Agreement,  specifically including every provision of this Trust Agreement  relating to the conduct of, affecting the liability of, or affording  protection  to, the Owner  Trustee.  Each such instrument shall be filed with the Owner Trustee.

      Any  separate  trustee or  co-trustee  may at any time appoint the Owner
Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name.  If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates, properties,  rights, remedies and trusts shall vest in and be exercised by the Owner  Trustee,  to the extent  permitted by law,  without the appointment of a new or successor co-trustee or separate trustee.

                                  ARTICLE X

                                Miscellaneous

Section 10.01.    Amendments.  (a) This Trust  Agreement  may be amended  from time to time by the parties  hereto as  specified  in this  Section,  provided that  any  amendment,  except  as  provided  in  subparagraph  (e)  below,  be accompanied  by an Opinion  of Counsel  addressed  to the Owner  Trustee,  the
Certificate  Registrar  and the  Certificate  Paying Agent and obtained by the
Depositor to the effect that such  amendment (i) complies with the  provisions of this  Section and (ii) would not cause the Trust to be subject to an entity level tax for federal income tax purposes.

(b)     If the purpose of the  amendment  (as detailed  therein) is to correct any mistake, eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered  (i.e.  to give effect to the intent of the parties and, if applicable,  to the expectations of the Holders), it shall not be necessary to obtain the consent of any  Noteholders  or  Certificateholders,  but the Owner
Trustee,  the Certificate  Registrar and the Certificate Paying Agent shall be furnished  with  (A) a  letter  from  each of the  Rating  Agencies  that  the amendment will not result in the  downgrading or withdrawal of the rating then assigned  to any  Note  or the  rating  then  assigned  to any  Note or (B) an
Opinion of Counsel  obtained by the  Depositor  to the effect that such action will not  adversely  affect  in any  material  respect  the  interests  of any
Noteholders or Certificateholders.

(c)     If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding,  it shall
not  be   necessary   to   obtain   the   consent   of  any   Noteholders   or
Certificateholders,  but the Owner Trustee, the Certificate  Registrar and the
Certificate  Paying  Agent  shall be  furnished  with an  Opinion  of  Counsel obtained by the  Depositor  that such  amendment  is  necessary  or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse to any
Noteholders or Certificateholders.

(d)     If the purpose of the  amendment  is to add or eliminate or change any provision of the Trust  Agreement  other than as  contemplated  in (b) and (c)
above,  the amendment shall require (A) an Opinion of Counsel  obtained by the
Depositor  to the effect  that such action  will not  adversely  affect in any material  respect the interests of any Noteholders or  Certificateholders  and
(B) either (a) a letter from each of the Rating  Agencies  that the  amendment will not result in the  downgrading  or withdrawal of the rating then assigned to any  Note or (b) the  consent  of  Holders  of  Certificates  evidencing  a
majority   Percentage   Interest  of  the  Certificates  and  the  consent  of
Noteholders  representing  at least 51% of the Note  Principal  Balance of the
Notes;  provided,  however,  that no such  amendment  shall (i)  reduce in any manner  the amount of, or delay the  timing  of,  payments  received  that are required  to be  distributed  on any  Certificate  without  the consent of the
related  Certificateholder,   or  (ii)  reduce  the  aforesaid  percentage  of
Certificates  the  Holders  of  which  are  required  to  consent  to any such amendment,  without the consent of the Holders of all such  Certificates  then outstanding.

(e)     If the purpose of the  amendment  is to provide for the holding of any of the  Certificates  in  book-entry  form,  it shall  require  the consent of
Holders of all such Certificates then outstanding;  provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

(f)     If the  purpose of the  amendment  is to provide  for the  issuance of additional  certificates  representing  an interest in the Trust, it shall not be necessary to obtain the consent of any  Noteholders or  Certificateholders, but the Owner Trustee,  the Certificate  Registrar and the Certificate  Paying
Agent  shall be  furnished  with (A) an  Opinion of  Counsel  obtained  by the
Depositor  to the effect  that such action  will not  adversely  affect in any material  respect the interests of any Noteholders or  Certificateholders  and
(B) a letter  from each of the Rating  Agencies  that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to any
Notes.

(g)     Promptly  after the  execution of any such  amendment or consent,  the
Depositor  shall  furnish  written  notification  of  the  substance  of  such amendment or consent to each Certificateholder,  the Indenture Trustee and the
Rating   Agencies.   It  shall   not  be   necessary   for  the   consent   of
Certificateholders,  Noteholders  or the  Indenture  Trustee  pursuant to this
Section  10.01 to approve the  particular  form of any  proposed  amendment or consent,  but it  shall  be  sufficient  if such  consent  shall  approve  the substance  thereof.  The  manner of  obtaining  such  consents  (and any other consents of Certificateholders  provided for in this Trust Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the execution
thereof  by   Certificateholders   shall  be   subject   to  such   reasonable
requirements as the Owner Trustee may prescribe.

(h)     In connection  with the execution of any amendment to any agreement to which  the  Trust is a party,  other  than  this  Trust  Agreement,  the Owner
Trustee,  the Certificate  Registrar and the Certificate Paying Agent shall be entitled  to receive and  conclusively  rely upon an Opinion of Counsel to the effect  that such  amendment  is  authorized  or  permitted  by the  documents subject  to such  amendment  and that all  conditions  precedent  in the Basic
Documents  for the  execution  and delivery  thereof by the Trust or the Owner
Trustee, as the case may be, have been satisfied.

(i)     No  amendment  or  agreement  affecting  the  rights  or duties of the
Certificate  Registrar  or the  Certificate  Paying  Agent may be entered into without the consent of the affected party.

      Promptly  after the  execution of any  amendment to the  Certificate  of
Trust,  the Owner  Trustee shall cause the filing of such  amendment  with the
Secretary of State of the State of Delaware.

Section 10.02.    No    Legal    Title   to   Owner    Trust    Estate.    The
Certificateholders  shall not have legal  title to any part of the Owner Trust
Estate  solely  by  virtue  of  their  status  as  a  Certificateholder.   The
Certificateholders  shall be entitled to receive distributions with respect to their undivided  beneficial  interest therein only in accordance with Articles
V and VIII.  No  transfer,  by operation  of law or  otherwise,  of any right, title  or  interest  of  the  Certificateholders  to and  in  their  ownership interest in the Owner  Trust  Estate  shall  operate to  terminate  this Trust
Agreement or the trusts  hereunder or entitle any  transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 10.03.    Limitations  on Rights of Others.  Except for Section  2.07,
the  provisions  of this Trust  Agreement  are  solely for the  benefit of the
Owner  Trustee,  the  Depositor,  the  Certificateholders  and,  to the extent expressly  provided herein,  the Indenture  Trustee and the  Noteholders,  and nothing in this Trust Agreement (other than Section 2.07),  whether express or implied,  shall  be  construed  to give  to any  other  Person  any  legal  or equitable  right,  remedy  or claim in the Owner  Trust  Estate or under or in respect of this Trust  Agreement or any  covenants,  conditions  or provisions contained herein.

Section 10.04.    Notices.   (a)  Unless  otherwise   expressly  specified  or
permitted by the terms  hereof,  all notices  shall be in writing and shall be deemed given upon receipt,  to the Owner Trustee at: Wilmington Trust Company,
Rodney Square North,  1100 North Market Street,  Wilmington,  Delaware  19890;
Attention:  Corporate Trust  Administration;  to the Depositor at:  Structured
Asset Mortgage  Investments II Inc.,  383 Madison  Avenue,  New York, New York
10179;  Attention:  Legal; to the Indenture Trustee, the Certificate Registrar
and the Certificate  Paying Agent at it's Corporate Trust Office;  to Standard
& Poor's at: 55 Water Street,  New York, New York 10041; to Moody's  Investors
Service,  Inc., 99 Church Street,  4th Floor, New York, New York 10001; or, as
to each party,  at such other  address as shall be designated by such party in a written notice to each other party.

(b)     Any notice  required or permitted  to be given to a  Certificateholder shall be given by first-class  mail,  postage prepaid,  at the address of such
Holder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed in this Trust  Agreement  shall be  conclusively  presumed to have been duly  given,  whether  or not the  Certificateholder  receives  such notice.

(c)     A copy of any  notice  delivered  to the  Owner  Trustee  or the Trust shall also be delivered to the Depositor.

Section 10.05.    Severability.  Any  provision of this Trust  Agreement  that is  prohibited  or  unenforceable  in  any  jurisdiction  shall,  as  to  such
jurisdiction,   be   ineffective   to  the  extent  of  such   prohibition  or
unenforceability  without  invalidating the remaining  provisions  hereof, and any  such  prohibition  or  unenforceability  in any  jurisdiction  shall  not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06.    Separate   Counterparts.   This  Trust   Agreement   may  be
executed by the parties  hereto in separate  counterparts,  each of which when so executed  and  delivered  shall be an original,  but all such  counterparts shall together constitute but one and the same instrument.

Section 10.07.    Successors  and Assigns.  All  representations,  warranties, covenants and agreements  contained herein shall be binding upon, and inure to the benefit of, each of the Depositor,  the Owner Trustee and its  successors, and each  Certificateholder  and its successors and permitted assigns,  all as herein provided.  Any request,  notice,  direction,  consent,  waiver or other instrument  or action by a  Certificateholder  shall bind the  successors  and assigns of such Certificateholder.

Section 10.08.    No  Petition.  The  Owner  Trustee,  by  entering  into this
Trust  Agreement  and each  Certificateholder,  by  accepting  a  Certificate, hereby  covenant  and agree that they will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any  bankruptcy  proceedings  under any United States federal or state  bankruptcy or similar law in connection  with any obligations to the
Certificates,  the Notes,  this Trust Agreement or any of the Basic Documents.
This Section shall  survive for one year  following  the  termination  of this
Trust Agreement.

Section 10.09.    No   Recourse.   Each   Certificateholder   by  accepting  a
Certificate acknowledges that such Certificateholder's  Certificates represent beneficial  interests in the Trust only and do not  represent  interests in or obligations of the  Depositor,  the Seller,  the Owner Trustee,  the Indenture
Trustee,  the  Certificate  Registrar,  the  Certificate  Paying  Agent or any
Affiliate  thereof and no recourse  may be had against  such  parties or their assets,  except as may be expressly  set forth or  contemplated  in this Trust
Agreement, the Certificates or the Basic Documents.

Section 10.10.    Headings.   The   headings  of  the  various   Articles  and
Sections  herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.    GOVERNING  LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12.    Integration.  This Trust  Agreement  constitutes  the entire agreement  among the parties  hereto  pertaining to the subject  matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 10.13.    Obligations.  The  execution  and  delivery  of  this  Trust
Agreement by Wells Fargo Bank,  National  Association is not in its individual capacity but solely in its capacity as  Securities  Administrator,  and solely for  purposes  of its  appointment  and  agreement  to  serve  as  Certificate
Registrar and Certificate  Paying Agent.  The Securities  Administrator  shall have no duties or  obligations  under this  Agreement  except for those duties expressly set forth in this Agreement as duties of the  Certificate  Registrar or  Certificate  Paying Agent,  and no implied  duties shall be read into this
Agreement on the part of the Securities  Administrator (or Certificate  Paying
Agent or  Certificate  Registrar).  In entering  into this  Agreement and with
respect  to  all  matters  arising  under  this   Agreement,   the  Securities
Administrator  shall  enjoy and be  protected  by all of the  rights,  powers, benefits,  immunities,  indemnities and other protections  granted to it under
Article VI of the  Indenture,  whether  acting in its capacity as  Certificate
Registrar or as Certificate Paying Agent.

      IN WITNESS  WHEREOF,  the  Depositor  and the Owner  Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized, all as of the day and year first above written.

                              STRUCTURED ASSET MORTGAGE INVESTMENT II INC.,

                              as Depositor

                              By:
                              Name: Baron Silverstein
                              Title:   Vice President

                              WILMINGTON TRUST COMPANY,
                                    as Owner Trustee

                              By:
                              Name:  Heather L. Maier
                              Title:                               Financial
                              Services Officer

                              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   acting not individually but solely as
                                   Securities Administrator, Certificate
                                   Registrar and Certificate Paying Agent

                              By:       ________________
                              Name:
                              Title:

                                  EXHIBIT A

                             Form of Certificate

                                    [Face]

      THIS  CERTIFICATE  IS  SUBORDINATE  TO THE  NOTES  AS  DESCRIBED  IN THE
INDENTURE.

      NO TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE
REGISTRAR  SHALL HAVE RECEIVED AN OPINION OF COUNSEL AS DESCRIBED IN THE TRUST
AGREEMENT.

      NO TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE
REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN  STATUS  CERTIFYING
AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION UNDER U.S. LAW.

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  3.04 OF THE TRUST  AGREEMENT
REFERRED TO HEREIN.

      NO TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE
REGISTRAR  SHALL HAVE  RECEIVED  EITHER (i) A  REPRESENTATION  LETTER FROM THE
TRANSFEREE OF THIS  CERTIFICATE  TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT AN
EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT
OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL  REVENUE CODE
OF 1986,  AS AMENDED (THE  "CODE"),  OR A PERSON  ACTING ON BEHALF OF ANY SUCH
PLAN OR USING THE  ASSETS OF ANY SUCH  PLAN,  OR (ii) IF THIS  CERTIFICATE  IS
PRESENTED FOR  REGISTRATION IN THE NAME OF A PLAN SUBJECT TO ERISA, OR SECTION
4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS),  OR
A TRUSTEE  OF ANY SUCH  PLAN,  OR ANY OTHER  PERSON WHO IS USING THE ASSETS OF
ANY SUCH PLAN TO EFFECT SUCH ACQUISITION,  AN OPINION OF COUNSEL TO THE EFFECT
THAT THE PURCHASE OF  CERTIFICATES IS PERMISSIBLE  UNDER  APPLICABLE LAW, WILL
NOT CONSTITUTE OR RESULT IN ANY PROHIBITED  TRANSACTION UNDER ERISA OR SECTION
4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR,  THE OWNER  TRUSTEE,  THE
CERTIFICATE  REGISTRAR OR THE MASTER  SERVICER TO ANY  OBLIGATION OR LIABILITY
(INCLUDING  OBLIGATIONS  OR  LIABILITIES  UNDER  ERISA OR SECTION  4975 OF THE
CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE TRUST  AGREEMENT,  WHICH OPINION
OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR,  THE OWNER  TRUSTEE,  THE
CERTIFICATE REGISTRAR, THE SECURITIES ADMINISTRATOR OR THE MASTER SERVICER.

      THIS  CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
SELLER,  THE  CERTIFICATE   REGISTRAR,   THE  CERTIFICATE  PAYING  AGENT,  THE
DEPOSITOR,  THE MASTER SERVICER,  THE INDENTURE TRUSTEE,  OR THE OWNER TRUSTEE
OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY  PROVIDED IN THE
TRUST AGREEMENT OR THE BASIC DOCUMENTS.

Certificate No.
Cut-off Date: September 1,
2004
Date of Amended and                             First Payment Date:
Restated Trust Agreement:                       October 25, 2004
September 30, 2004
Master Servicer:                                Certificate Interest Rate:
Wells Fargo Bank, National                      Weighted Average Pass-Through
Association                                     Rate

                        MORTGAGEIT TRUST Series 2004-1

      Evidencing a  fractional  undivided  equity  interest in the Owner Trust
Estate,  the property of which  consists  primarily  of the Mortgage  Loans in
MortgageIT  Trust 2004-1 (the "Trust"),  a Delaware  statutory trust formed by
STRUCTURED  ASSET MORTGAGE  INVESTMENT II INC., as depositor,  pursuant to the
Trust Agreement referred to below.

      This certifies that                  is  the  registered  owner  of  the
Percentage Interest represented hereby.

      The Trust was created  pursuant to a Short Form Trust  Agreement,  dated as of September 22, 2004,  between the Depositor and Wilmington Trust Company, as owner  trustee (the "Owner  Trustee",  which term  includes  any  successor entity  under the Trust  Agreement)  (the  "Short  Form Trust  Agreement")  as
amended and restated by the Amended and Restated Trust  Agreement  dated as of
September 30, 2004 (as amended and  supplemented  from time to time,  together with the  Short  Form  Trust  Agreement,  the  "Trust  Agreement")  among  the
Depositor,  the Owner Trustee and Wells Fargo Bank, National  Association,  in
its  capacity  as  Securities  Administrator,  as  certificate  registrar  and certificate paying agent, a summary of certain of the pertinent  provisions of which is set  forth  hereinafter.  This  Certificate  is  issued  under and is subject to the terms,  provisions  and conditions of the Trust  Agreement,  to which  Trust  Agreement  the  Holder  of this  Certificate  by  virtue  of the acceptance hereof assents and by which such Holder is bound.

      This   Certificate  is  one  of  a  duly   authorized   issue  of  Trust
Certificates,  Series 2004-1 (herein called the  "Certificates")  issued under the Trust  Agreement to which  reference is hereby made for a statement of the respective  rights  thereunder  of the  Depositor,  the Owner  Trustee and the
Holders of the  Certificates  and the terms upon  which the  Certificates  are executed and delivered.  All terms used in this Certificate  which are defined in the Trust Agreement  shall have the meanings  assigned to them in the Trust
Agreement.  The Owner  Trust  Estate  consists  of the  Mortgage  Loans in the
MortgageIT  Trust 2004-1.  The rights of the Holders of the  Certificates  are subordinated  to the rights of the  Holders of the Notes,  as set forth in the
Indenture.

      There  will be  distributed  on the 25th day of each  month  or, if such
25th day is not a  Business  Day,  the next  Business  Day  (each,  a "Payment
Date"),  commencing  on  October  25,  2004,  to the Person in whose name this
Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding  such Payment  Date (the "Record  Date"), such  Certificateholder's  Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the funds on deposit in the Payment  Account  that have been released  from the Lien of the  Indenture for payment  hereunder and that neither the Owner  Trustee in its  individual  capacity nor the Depositor is personally  liable to the  Certificateholders  for any amount payable under this  Certificate or the Trust  Agreement or, except as expressly  provided in the Trust Agreement, subject to any liability under the Trust Agreement.

      The Holder of this  Certificate  acknowledges and agrees that its rights to receive  distributions  in respect of this  Certificate are subordinated to the rights of the  Noteholders  as  described  in the  Indenture,  dated as of
September 30, 2004, among the Trust,  Deutsche Bank National Trust Company, as
Indenture Trustee and Wells Fargo Bank,  National  Association,  as Securities
Administrator (the "Indenture").

      The   Depositor   and  each   Certificateholder,   by  acceptance  of  a
Certificate,  agree to  treat,  and to take no  action  inconsistent  with the treatment  of,  the  Certificates  for  federal,  state and local  income  tax purposes as an equity interest in the Trust.

      Each  Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such  Certificateholder will not at any time institute against the Depositor,  or join in any institution  against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other  proceedings  under any United States  federal or state bankruptcy or similar law in connection with any  obligations  relating to the
Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

      Distributions  on this Certificate will be made as provided in the Trust
Agreement by the Certificate  Paying Agent by wire transfer or check mailed to the  Certificateholder  of  record in the  Certificate  Register  without  the presentation  or surrender of this  Certificate  or the making of any notation
hereon.   Except  as   otherwise   provided   in  the  Trust   Agreement   and
notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Certificate  Paying Agent of the pendency of such distribution  and only upon  presentation and surrender of this Certificate at the office or agency maintained by the Certificate  Registrar for that purpose by the Trust, as provided in Section 3.08 of the Trust Agreement.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency specified in such notice.

      No transfer,  sale,  pledge or other  disposition of a Certificate shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the Securities Act and any applicable state  securities laws or is made in accordance with said Act and laws. In the event of any such transfer,  the Certificate  Registrar or the Depositor shall prior to such  transfer  require the  transferee to execute (A) either (i) (a)
an investment  letter in  substantially  the form attached to the Agreement as
Exhibit  C (or in such  form  and  substance  reasonably  satisfactory  to the
Certificate  Registrar and the Depositor) which investment letter shall not be an expense of the Trust, the Owner Trustee, the Securities Administrator,  the
Certificate  Registrar,  the  Master  Servicer  or  the  Depositor  and  which investment  letter states that,  among other things,  such transferee (1) is a
"qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own  account or the  accounts  of other  "qualified  institutional  buyers" as defined  under  Rule  144A,  and (2) is  aware  that the  proposed  transferor intends to rely on the  exemption  from  registration  requirements  under the
Securities  Act of  1933,  as  amended,  provided  by Rule  144A or (ii) (a) a
written   Opinion  of  Counsel   acceptable  to  and  in  form  and  substance
satisfactory  to  the  Certificate  Registrar  and  the  Depositor  that  such transfer  may be made  pursuant to an  exemption,  describing  the  applicable exemption  and the basis  therefor,  from  said Act and laws or is being  made pursuant  to said Act and  laws,  which  Opinion  of  Counsel  shall not be an expense of the Trust,  the Owner Trustee,  the Securities  Administrator,  the
Certificate  Registrar,  the  Master  Servicer  or the  Depositor  and (b) the
transferee  executes a  representation  letter,  substantially  in the form of
Exhibit D to the  Agreement,  and the  transferor  executes  a  representation letter,  substantially  in  the  form  of  Exhibit  E to the  Agreement,  each acceptable  to and in  form  and  substance  satisfactory  to the  Certificate
Registrar and the Depositor  certifying the facts  surrounding  such transfer, which  representation  letters shall not be an expense of the Trust, the Owner
Trustee, the Securities  Administrator,  the Certificate Registrar, the Master
Servicer or the Depositor and (B) the  Certificate of  Non-Foreign  Status (in
substantially  the form  attached to the Agreement as Exhibit D) acceptable to
and  in  form  and  substance  reasonably   satisfactory  to  the  Certificate
Registrar and the Depositor,  which certificate shall not be an expense of the
Trust,  the Owner  Trustee,  the  Securities  Administrator,  the  Certificate
Registrar or the  Depositor.  The Holder of a  Certificate  desiring to effect such transfer shall,  and does hereby agree to, indemnify the Trust, the Owner
Trustee,  the Indenture Trustee, the Certificate Paying Agent, the Certificate
Registrar,  the Master  Servicer and the Depositor  against any liability that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws.

      No transfer of  Certificates  or any interest  therein  shall be made to
any  Person  unless  the  Depositor,   the  Owner   Trustee,   the  Securities
Administrator,  the Certificate Registrar and the Master Servicer are provided with an  Opinion of  Counsel  which  establishes  to the  satisfaction  of the
Depositor,  the Owner Trustee, the Securities  Administrator,  the Certificate
Registrar  and the  Master  Servicer  that the  purchase  of  Certificates  is permissible  under  applicable  law,  will not  constitute  or  result  in any prohibited  transaction  under ERISA or Section  4975 of the Code and will not subject the Depositor,  the Owner Trustee, the Securities  Administrator,  the
Certificate  Registrar or the Master  Servicer to any  obligation or liability
(including  obligations  or  liabilities  under  ERISA or Section  4975 of the
Code) in addition to those  undertaken in the Trust  Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner  Trustee,  the
Securities  Administrator,  the Certificate  Registrar or the Master Servicer.
In lieu of such Opinion of Counsel,  a Person may provide a  certification  in the form of  Exhibit  G to the  Agreement,  which  the  Depositor,  the  Owner
Trustee,  the  Securities  Administrator,  the  Certificate  Registrar and the
Master  Servicer  may rely upon  without  further  inquiry  or  investigation.
Neither  an  Opinion  of  Counsel  nor a  certification  will be  required  in connection with the initial  transfer of any such Certificate by the Depositor to an  affiliate  of the  Depositor  (in  which  case,  the  Depositor  or any affiliate  thereof shall have deemed to have  represented  that such affiliate is not a Plan or a Person  investing  Plan  Assets  of any Plan) and the Owner
Trustee shall be entitled to conclusively  rely upon a representation  (which, upon the  request  of the Owner  Trustee,  shall be a written  representation)
from the  Depositor  of the status of such  transferee  as an affiliate of the
Depositor.

      No offer,  sale,  transfer,  pledge,  hypothecation or other disposition
(including  any pledge,  sale or transfer  under a repurchase  transaction  or securities  loan) of any Certificate  shall be made to any transferee  unless, prior to such  disposition,  the  proposed  transferor  delivers  to the Owner
Trustee an Opinion of Counsel,  rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset  securitization,  to the effect that such transfer  (including any disposition  permitted following any default  under any pledge or  repurchase  transaction)  will not cause the
Trust  to be (i)  treated  as an  association  taxable  as a  corporation  for federal income tax and relevant state income and franchise tax purposes,  (ii)
taxable as a taxable  mortgage pool as defined in Section  7701(i) of the Code or (iii)  taxable as a "publicly  traded  partnership"  as defined in Treasury
Regulation  section  1.7704-1  for federal  income tax  purposes  and relevant state franchise or income tax purposes.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      Unless  the  certificate  of  authentication   hereon  shall  have  been
executed by an authorized  officer of the Owner Trustee,  or an authenticating agent by manual  signature,  this  Certificate  shall not  entitle  the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

      THIS  CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND
THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                              MORTGAGEIT TRUST SERIES 2004-1
                              BY: WILMINGTON TRUST COMPANY,
                              not in its individual capacity
                              but solely as Owner Trustee

Dated: September 30, 2004                 By:
                                          Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Securities Administrator

By:
      Authorized Signatory

or                            ,
      as Authenticating Agent of the Trust

By:
      Authorized Signatory

                           [REVERSE OF CERTIFICATE]

      The  Certificates  do not represent an obligation of, or an interest in, the Depositor,  the Seller,  the Master  Servicer,  the Servicer,  the Special
Servicer,   the  Securities   Administrator,   the  Indenture   Trustee,   the
Certificate Paying Agent, the Certificate Registrar,  the Owner Trustee or any
Affiliates  of any of them and no recourse  may be had against such parties or their assets,  except as expressly set forth or contemplated  herein or in the
Trust Agreement or the Basic Documents.  In addition,  this Certificate is not guaranteed by any  governmental  agency or  instrumentality  and is limited in right of payment to certain  collections  and  recoveries  with respect to the
Mortgage  Loans,  all as more  specifically  set forth herein and in the Trust
Agreement.   A  copy  of  the  Trust   Agreement   may  be   examined  by  any
Certificateholder  upon written  request  during normal  business hours at the principal  office  of  the  Depositor  and  at  such  other  places,  if  any, designated by the Depositor.

      The Trust Agreement  permits the amendment  thereof as specified  below, provided  that any  amendment be  accompanied  by an Opinion of Counsel to the
Owner Trustee to the effect that such  amendment  complies with the provisions of the Trust Agreement and, if MortgageIT Holdings,  Inc. was not the Majority
Certificateholder,  would not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake,  eliminate any inconsistency,  cure any  ambiguity  or deal with any matter not  covered,  it shall not be  necessary  to obtain the  consent of any  Holder,  but the Owner
Trustee  shall be  furnished  with a letter  from each of the Rating  Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then  assigned to any Note or the rating then  assigned to any Note. If the purpose of the  amendment is to prevent the  imposition  of any federal or state  taxes at any time that any  Security  is  outstanding,  it shall not be necessary  to obtain the  consent  of the any  Holder,  but the Owner  Trustee shall  be  furnished  with an  Opinion  of  Counsel  that  such  amendment  is necessary  or  helpful  to  prevent  the  imposition  of such taxes and is not materially  adverse to any Holder.  If the purpose of the  amendment is to add or eliminate or change any  provision  of the Trust  Agreement,  other than as specified in the preceding two sentences,  the amendment  shall require either
(a) a letter  from each of the Rating  Agencies  that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to any
Note or the rating then  assigned to any Note or (b) the consent of Holders of the  Certificates  evidencing  a majority of the  Percentage  Interests of the
Certificates  and  the  Indenture  Trustee;  provided,  however,  that no such amendment  shall (i) reduce in any manner the amount of, or delay the time of, payments  received  that are  required to be  distributed  on any  Certificate without  the  consent of the  related  Certificateholder,  or (ii)  reduce the aforesaid  percentage  of  Certificates  the Holders of which are  required to consent to any such  amendment  without the consent of the Holders of all such
Certificates then outstanding.

      As provided in the Trust  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is  registerable  in the
Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the  Certificate  Registrar  maintained by the Trust,  as provided in the Trust  Agreement,  accompanied  by a written instrument of transfer in form satisfactory to the Certificate  Registrar duly executed by the Holder  hereof or such Holder's  attorney  duly  authorized in
writing,   and   thereupon  one  or  more  new   Certificates   of  authorized
denominations  evidencing  the same  aggregate  interest  in the Trust will be issued  to  the  designated  transferee.  The  initial  Certificate  Registrar appointed under the Trust Agreement is Wells Fargo Bank, National Association.

      Except  as  provided  in  the  Trust  Agreement,  the  Certificates  are issuable  only  in a  minimum  Certificate  Percentage  Interest  of  10%.  As provided in the Trust  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are  exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination,  as requested by the
Holder  surrendering  the same.  No service  charge  will be made for any such
registration   of  transfer  or  exchange,   but  the  Owner  Trustee  or  the
Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or governmental charge payable in connection therewith.

      The  Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate
Registrar and any agent of the Owner Trustee,  the  Certificate  Paying Agent, or the  Certificate  Registrar  may  treat  the  Person  in  whose  name  this
Certificate  is registered  as the owner hereof for all purposes,  and none of the Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar or
any such agent shall be affected by any notice to the contrary.

      The obligations and responsibilities  created by the Trust Agreement and the Trust created  thereby shall  terminate as and when provided in accordance with the terms of the Trust Agreement.

                                  ASSIGNMENT

      FOR VALUE RECEIVED the undersigned  hereby sells,  assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please  print  or type  name and  address,  including  postal  zip  code,  of assignee)

the  within  Certificate,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing

to transfer said Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:

                                                                        */
                                          Signature Guaranteed:

                                                                 */

*/ NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                          DISTRIBUTION INSTRUCTIONS

      The assignee  should  include the following for the  information  of the
Certificate Paying Agent:

      Distribution  shall be made by wire  transfer in  immediately  available funds to

for the account of                                                ,    account
number
                                    , or, if mailed by check, to        .

      Applicable statements should be mailed to                   .

                                          Signature of assignee or agent
                                          (for authorization of wire
                                          transfer only)

                                  EXHIBIT B

                           CERTIFICATE OF TRUST OF
                           MortgageIT Trust 2004-1

            THIS   Certificate  of  Trust  of  MortgageIT  Trust  2004-1  (the
"Trust"),  dated  September  22,  2004,  is being duly  executed  and filed by
Wilmington Trust Company, a Delaware banking corporation,  as trustee, to form a statutory  trust under the  Delaware  Statutory  Trust Act (12 Del.  Code, §
3801 et seq.).

            1.  Name.  The  name  of the  statutory  trust  formed  hereby  is
MortgageIT Trust 2004-1.

            2.  Delaware  Trustee.  The  name  and  business  address  of  the trustee of the Trust in the State of Delaware  is  Wilmington  Trust  Company,
Rodney  Square  North,   1100  North  Market  Street,   Wilmington,   Delaware
19890-0001.

      IN  WITNESS  WHEREOF,  the  undersigned,  being the sole  trustee of the
Trust,  has  executed  this  Certificate  of Trust as of the date first  above written.

                                          Wilmington Trust Company,
                                          not in its individual capacity but
                                          solely as owner trustee under a
                                          Trust Agreement dated as of
                                          September 22, 2004

                                          By:

                                          Name:
                                          Title:

                                  EXHIBIT C

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

            The  undersigned  seller,  as  registered  holder (the  "Seller"),
intends  to  transfer  the  Rule  144A  Securities   described  above  to  the
undersigned buyer (the "Buyer").

1.      In  connection   with  such  transfer  and  in  accordance   with  the
agreements  pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any  interest in the Rule 144A  Securities  or any other  similar  security  to,  or  solicited  any  offer  to buy or  accept  a transfer,  pledge  or other  disposition  of the  Rule  144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security with, any  person  in any  manner,  or made  any  general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute  a  distribution  of the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the Rule  144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as  defined  in Rule 144A under the
1933 Act.

2.      The Buyer warrants and  represents  to, and covenants  with, the Owner
Trustee,  the  Certificate  Registrar  and the  Depositor  (as  defined in the
Amended and Restated Trust Agreement (the "Agreement"),  dated as of September
30, 2004, among  Structured Asset Mortgage  Investments II Inc., as Depositor,
Wilmington  Trust Company,  as Owner Trustee,  and Wells Fargo Bank,  National
Association  in its  capacity  as  Securities  Administrator,  as  Certificate
Registrar  and  Certificate  Paying  Agent)  pursuant  to Section  3.04 of the
Agreement and Deutsche Bank National Trust Company,  as indenture trustee,  as follows:

a.      The  Buyer  understands  that the Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

b.      The Buyer considers itself a substantial,  sophisticated institutional investor  having such knowledge and experience in financial and business matters  that it is  capable  of  evaluating  the  merits  and  risks of investment in the Rule 144A Securities.

c.      The Buyer has been furnished with all  information  regarding the Rule
      144A  Securities  that it has requested  from the Seller,  the Indenture
      Trustee, the Owner Trustee or the Master Servicer.

d.      Neither  the  Buyer  nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or  otherwise  disposed  of the  Rule  144A
      Securities,  any  interest  in the Rule  144A  Securities  or any  other similar  security  to,  or  solicited  any  offer  to  buy or  accept  a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the Rule  144A  Securities  or any other  similar  security from, or otherwise  approached  or  negotiated  with respect to the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other  action,  that would  constitute a  distribution  of the
      Rule  144A  Securities  under  the 1933  Act or that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

e.      The  Buyer  is a  "qualified  institutional  buyer"  as  that  term is defined in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that  effect  attached  hereto as Annex 1 or
      Annex 2.  The  Buyer  is  aware  that  the  sale to it is being  made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own  account or the  accounts of other  qualified  institutional buyers,  understands  that  such  Rule 144A  Securities  may be  resold, pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional  buyer to whom notice is given that the  resale,  pledge or  transfer is being made in reliance on Rule
      144A, or (ii) pursuant to another exemption from registration  under the
      1933 Act.

3.      The Buyer warrants and represents to, and covenants  with, the Seller, the Indenture  Trustee,  Owner  Trustee,  the  Certificate  Registrar,  Master
Servicer  and the  Depositor  that either (1) the Buyer is (A) not an employee benefit plan  (within the meaning of Section  3(3) of the Employee  Retirement
Income  Security  Act of 1974,  as amended  ("ERISA")),  or a plan (within the meaning of Section  4975(e)(1) of the Internal Revenue Code of 1986 ("Code")),
which (in either  case) is subject to ERISA or Section  4975 of the Code (both a "Plan"),  and (B) is not  directly or  indirectly  purchasing  the Rule 144A
Securities on behalf of, as investment  manager of, as named  fiduciary of, as trustee  of, or with  "plan  assets" of a Plan,  or (2) the Buyer  understands that  registration  of transfer of any Rule 144A Securities to any Plan, or to any Person  acting on behalf of any Plan,  will not be made  unless  such Plan delivers  an  opinion  of  its  counsel,  addressed  and  satisfactory  to the
Certificate  Registrar,  the  Owner  Trustee,  the  Master  Servicer  and  the
Depositor,  to the  effect  that the  purchase  and  holding  of the Rule 144A
Securities  by, on behalf of or with "plan assets" of any Plan is  permissible under  applicable  law,  would  not  constitute  or  result  in  a  prohibited transaction  under  ERISA or Section  4975 of the Code,  and would not subject
the  Depositor,   the  Owner  Trustee,  the  Securities   Administrator,   the
Certificate  Registrar or the Master  Servicer to any  obligation or liability
(including  liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken in the  Agreement,  which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Securities  Administrator,
the Certificate Registrar or the Master Servicer.

4.      This document may be executed in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such  counterparts,  together, shall constitute one and the same document.

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

__________________________              __________________________
Print Name of Seller                    Print Name of Buyer
By: __________________________          By:__________________________
      Name:                                   Name:
      Title:                                  Title:
Taxpayer Identification:                Taxpayer Identification:
No. __________________________        No. __________________________
Date: __________________________       Date: __________________________

                                                          ANNEX 1 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President,  Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

2.      In connection  with purchases by the Buyer,  the Buyer is a "qualified institutional  buyer"  as  that  term  is  defined  in  Rule  144A  under  the
Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned  and/or
invested on a discretionary basis $             1 in  securities  (except  for
the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with Rule
144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___   Corporation,  etc.  The  Buyer  is a  corporation  (other  than a  bank, savings and loan association or similar  institution),  Massachusetts or
      similar  business  trust,   partnership,   or  charitable   organization
      described in Section 501(c)(3) of the Internal Revenue Code.

___   Bank. The Buyer (a) is a national bank or banking institution  organized under the laws of any State,  territory or the District of Columbia, the
      business  of  which  is   substantially   confined  to  banking  and  is
      supervised  by the State or  territorial  banking  commission or similar official or is a foreign bank or equivalent institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___   Savings  and Loan.  The Buyer  (a) is a  savings  and loan  association, building and loan association,  cooperative bank, homestead  association or similar  institution,  which is supervised and examined by a State or
      Federal authority having  supervision over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b)
      has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements.

___   Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the Securities Exchange Act of 1934.

___   Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business  activity  is  the  writing  of  insurance  or the reinsuring  of risks  underwritten  by insurance  companies and which is subject  to  supervision  by the  insurance  commissioner  or a  similar official or agency of a State or territory or the District of Columbia.

___   State or Local Plan. The Buyer is a plan  established  and maintained by a State, its political  subdivisions,  or any agency or  instrumentality of the  State or its  political  subdivisions,  for the  benefit  of its employees.

___   ERISA Plan. The Buyer is an employee  benefit plan within the meaning of
      Title I of the Employee Retirement Income Security Act of 1974.

___   Investment Adviser.  The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___   SBIC. The Buyer is a Small Business  Investment  Company licensed by the
      U.S.  Small Business  Administration  under Section 301(c) or (d) of the
      Small Business Investment Act of 1958.

___   Business  Development  Company.  The  Buyer  is a  business  development company as defined in Section 202(a)(22) of the Investment  Advisers Act
      of 1940.

___   Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust company and whose  participants  are exclusively  (a) plans  established and maintained by a State, its political subdivisions,  or any agency or instrumentality  of the  State or its  political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans  within the meaning of Title I of the  Employee  Retirement  Income  Security Act of
      1974, but is not a trust fund that includes as  participants  individual retirement accounts or H.R. 10 plans.

3.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii) securities that are part of an unsold  allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,  (iii) bank  deposit  Notes and  certificates  of  deposit,  (iv) loan participations,  (v) repurchase agreements,  (vi) securities owned but subject to a repurchase  agreement  and (vii)  currency,  interest  rate and commodity swaps.

4.      For purposes of determining the aggregate  amount of securities  owned and/or  invested  on a  discretionary  basis by the Buyer,  the Buyer used the cost  of  such  securities  to  the  Buyer  and  did  not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such  aggregate  amount,  the  Buyer  may have  included  securities  owned by subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of  such
subsidiaries  are  managed  under  the  Buyer's   direction.   However,   such
securities  were not included if the Buyer is a  majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934.

5.      The  Buyer  acknowledges  that  it is  familiar  with  Rule  144A  and
understands   that  the  seller  to  it  and  other  parties  related  to  the
Certificates  are relying and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

_____      _____    Will the Buyer be purchasing the Rule
  Yes         No    144A Securities only for the Buyer's
                    own account?
6.      If the answer to the  foregoing  question  is "no",  the Buyer  agrees that, in connection  with any purchase of securities sold to the Buyer for the account of a third party (including any separate  account) in reliance on Rule
144A,  the Buyer will only  purchase  for the account of a third party that at the time is a  "qualified  institutional  buyer"  within  the  meaning of Rule
144A.  In  addition,  the  Buyer  agrees  that the  Buyer  will  not  purchase securities  for a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other  appropriate steps contemplated  by Rule 144A to  conclude  that such third  party  independently meets the  definition  of  "qualified  institutional  buyer" set forth in Rule
144A.

7.      The Buyer will notify each of the parties to which this  certification is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                          ________________________________
                                          Print Name of Buyer

                                          By:   __________________________
                                                      Name:
                                                      Title

                                          Date: __________________________

--------
1  Buyer must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                          ANNEX 2 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President,  Chief Financial
Officer  or  Senior  Vice  President  of  the  Buyer  or,  if the  Buyer  is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

2.      In  connection  with  purchases  by Buyer,  the Buyer is a  "qualified institutional  buyer" as defined in SEC Rule 144A  because (i) the Buyer is an investment  company  registered under the Investment  Company Act of 1940, and
(ii) as marked  below,  the Buyer alone,  or the Buyer's  Family of Investment
Companies,  owned at least $100,000,000 in securities (other than the excluded securities  referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities  owned by the Buyer or the Buyer's  Family of Investment  Companies,  the cost of such  securities was used.

  ____            The Buyer owned $               in  securities  (other  than
            the  excluded  securities  referred to below) as of the end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

  ____            The Buyer is part of a Family of Investment  Companies which
            owned in the aggregate $                   in  securities   (other
            than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated in accordance with Rule 144A).

3.      The term "Family of Investment  Companies" as used herein means two or more  registered  investment  companies (or series thereof) that have the same investment  adviser or investment  advisers that are  affiliated (by virtue of
being  majority  owned   subsidiaries  of  the  same  parent  or  because  one
investment adviser is a majority owned subsidiary of the other).

4.      The term  "securities"  as used herein does not include (i) securities of  issuers  that are  affiliated  with the  Buyer or are part of the  Buyer's
Family of Investment  Companies,  (ii) bank deposit Notes and  certificates of
deposit,   (iii)  loan  participations,   (iv)  repurchase   agreements,   (v)
securities  owned but subject to a  repurchase  agreement  and (vi)  currency, interest rate and commodity swaps.

5.      The Buyer is familiar with Rule 144A and understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the  statements  made  herein  because  one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

6.      The  undersigned  will  notify  each  of the  parties  to  which  this certification  is made  of any  changes  in the  information  and  conclusions herein.  Until such notice,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this  certification by the undersigned as of the date of such purchase.

                                          Print Name of Buyer

                                          By: __________________________
                                                 Name:
                                                 Title:

                                          IF AN ADVISER:

                                              __________________________
                                          Print Name of Buyer

                                          Date: __________________________

                                  EXHIBIT D

                      CERTIFICATE OF NON-FOREIGN STATUS

      This  Certificate of  Non-Foreign  Status  ("certificate")  is delivered pursuant to Section 3.02 of the Amended and Restated  Trust  Agreement,  dated as of  September  30, 2004 (the "Trust  Agreement"),  among  Structured  Asset
Mortgage  Investments  II Inc., as Depositor,  Wilmington  Trust  Company,  as
Owner Trustee and Wells Fargo Bank, National  Association,  in its capacity as
Securities  Administrator,  as Certificate  Registrar and  Certificate  Paying
Agent,  in connection  with the  acquisition  of, transfer to or possession by the  undersigned,  whether as  beneficial  owner for U.S.  federal  income tax purposes  (the  "Beneficial  Owner"),  or nominee on behalf of the  Beneficial
Owner of the  Certificates,  Series  2004-1 (the  "Certificate").  Capitalized
terms used but not defined in this  certificate  have the respective  meanings given them in the Trust Agreement.

Each holder must  complete  Part I, Part II (if the holder is a nominee),  and in all cases sign and otherwise complete Part III.

In addition,  each holder shall  submit with the  Certificate  an IRS Form W-9 relating to such holder.

To confirm to the Trust that the  provisions  of Sections  871, 881 or 1446 of the Internal  Revenue Code (relating to withholding  tax on foreign  partners)
do not  apply in  respect  of the  Certificate  held by the  undersigned,  the undersigned hereby certifies:

Part I.     Complete Either A or B

A.    Individual as Beneficial Owner

1.    I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

2.    My (The Beneficial Owner's) name and home address are:

                                          ; and

3.    My (The Beneficial Owner's) U.S. taxpayer identification number (Social
                        Security Number) is                                  .

B.    Corporate, Partnership or Other Entity as Beneficial Owner

1.    (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as
                        those terms are defined in the Code and Treasury
                        Regulations;

2.    The Beneficial Owner's office address and place of incorporation (if applicable) is
                                          ; and

3.    The Beneficial Owner's U.S. employer identification number is
                                                 .

Part II.    Nominees

      If  the  undersigned  is the  nominee  for  the  Beneficial  Owner,  the undersigned  certifies  that this  certificate  has been made in reliance upon information contained in:

                   an IRS Form W-9

                   a form such as this or substantially similar

provided to the  undersigned by an appropriate  person and (i) the undersigned agrees to notify  the Trust at least  thirty  (30) days prior to the date that the form relied upon becomes  obsolete,  and (ii) in connection with change in
Beneficial  Owners,  the  undersigned  agrees to submit a new  Certificate  of
Non-Foreign Status to the Trust promptly after such change.

Part III.   Declaration

      The undersigned,  as the Beneficial  Owner or a nominee thereof,  agrees to notify the Trust  within  sixty  (60) days of the date that the  Beneficial
Owner  becomes  a  foreign  person.  The  undersigned  understands  that  this certificate may be disclosed to the Internal  Revenue Service by the Trust and
any  false  statement   contained   therein  could  be  punishable  by  fines,
imprisonment or both.

      Under  penalties  of  perjury,  I  declare  that  I have  examined  this certificate  and to the best of my  knowledge  and belief it is true,  correct and  complete  and will  further  declare  that I will inform the Trust of any change in the  information  provided  above,  and,  if  applicable,  I further declare that I have the authority* to sign this document.

__________________________
Name

__________________________
Title (if applicable)

__________________________
Signature and Date

*Note: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                  EXHIBIT E

                  FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                    [DATE]

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

      Re:   MortgageIT Trust 2004-1 Trust Certificates,
            Series 2004-1 (the "Certificates")

Ladies and Gentlemen:

      In connection with our acquisition of the above-captioned  Certificates, we  certify  that  (a) we  understand  that  the  Certificates  are not  being registered  under the Securities  Act of 1933, as amended (the "Act"),  or any state  securities laws and are being  transferred to us in a transaction  that is exempt  from the  registration  requirements  of the Act and any such laws,
(b) we are an  "accredited  investor,"  as defined in  Regulation  D under the
Act, and have such knowledge and experience in financial and business  matters that we are capable of evaluating  the merits and risks of  investments in the
Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning  the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our  decision  to  purchase  the  Certificates,  (d) we are not an employee benefit plan that is subject to the Employee  Retirement  Income  Security Act of  1974,  as  amended,  or a plan  that is  subject  to  Section  4975 of the
Internal Revenue Code of 1986, as amended,  nor are we acting on behalf of any such plan,  (e) we are acquiring the  Certificates  for investment for our own account  and not with a view to any  distribution  of such  Certificates  (but without  prejudice to our right at all times to sell or  otherwise  dispose of the  Certificates  in  accordance  with  clause  (g)  below),  (f) we have not offered  or  sold  any  Certificates  to,  or  solicited  offers  to  buy  any
Certificates from, any person, or otherwise  approached or negotiated with any person with respect  thereto,  or taken any other action which would result in a  violation  of Section 5 of the Act,  and (g) we will not sell,  transfer or otherwise dispose of any Certificates  unless (1) such sale, transfer or other disposition is made pursuant to an effective  registration statement under the
Act or is exempt from such  registration  requirements,  and if requested,  we will  at our  expense  provide  an  Opinion  of  Counsel  satisfactory  to the addressees of this certificate that such sale,  transfer or other  disposition may be made  pursuant  to an  exemption  from the Act,  (2) the  purchaser  or
transferee  of  such   Certificate   has  executed  and  delivered  to  you  a
certificate to substantially the same effect as this certificate,  and (3) the purchaser  or  transferee  has  otherwise  complied  with any  conditions  for transfer set forth in the Trust Agreement.

                                          Very truly yours,

                                          [TRANSFEREE]

                                          By:__________________________
                                                Authorized Officer

                                  EXHIBIT F

                            TRANSFEROR CERTIFICATE

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

      Re:   Proposed Transfer of Trust Certificates, MortgageIT Trust 2004-1

Gentlemen:

      This   certification   is  being  made  by   ____________________   (the
"Transferor")    in    connection    with    the    proposed    Transfer    to
_____________________  (the  "Transferee") of a trust  certificate (the "Trust
Certificate")  representing ___% fractional  undivided  interest in MortgageIT
Trust 2004-1 (the "Trust") created pursuant to a Trust Agreement,  dated as of
September  22, 2004 (such  agreement,  as amended by the Amended and  Restated
Trust  Agreement  dated  September 30, 2004,  being  referred to herein as the
"Trust  Agreement")  among Structured Asset Mortgage  Investments II Inc. (the
"Company"),  Wilmington Trust Company,  as Owner Trustee (the "Owner Trustee")
and Wells Fargo Bank,  National  Association,  in its  capacity as  Securities
Administrator,  as  certificate  registrar and  certificate  paying agent (the
"Certificate  Registrar").  Initially  capitalized  terms used but not defined herein have the meanings assigned to them in the Deposit Trust Agreement.  The
Transferor hereby  certifies,  represents and warrants to, and covenants with, the Company, the Owner Trustee and the Certificate Registrar that:

      Neither the  Transferor nor anyone acting on its behalf has (a) offered, pledged,  sold,  disposed of or otherwise  transferred any Trust  Certificate, any interest in any Trust  Certificate  or any other  similar  security to any person  in any  manner,  (b) has  solicited  any  offer to buy or to  accept a pledge,  disposition or other transfer of any Trust Certificate,  any interest in any Trust  Certificate or any other similar security from any person in any manner,  (c) has otherwise  approached or negotiated with respect to any Trust
Certificate,  any  interest  in any Trust  Certificate  or any  other  similar security with any person in any manner, (d) has made any general  solicitation by means of general  advertising or in any other manner,  or (e) has taken any other  action,  that (as to any of (a) through (e) above)  would  constitute a distribution of the Trust  Certificates  under the Securities Act of 1933 (the
"Act"),  that  would  render  the  disposition  of  any  Trust  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration or qualification  pursuant thereto.  The Transferor will not act in any manner set forth in the foregoing  sentence with respect to any
Trust  Certificate.  The  Transferor  has not and will  not sell or  otherwise transfer  any of  the  Trust  Certificates,  except  in  compliance  with  the provisions of the Trust Agreement.

Date:                                             __________________________
                                                  Name of Transferor
                                                  __________________________
                                                  Signature
                                                  __________________________
                                                  Name
                                                  __________________________
                                                  Title

                                  EXHIBIT G

                                    [DATE]

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

      Re:   Proposed Transfer of Trust Certificates,
            MortgageIT Trust 2004-1 (the "Certificates")

Gentlemen:

This certification is being made by                    (the  "Transferee")  in
connection with the proposed Transfer by         (the   "Transferor")   of   a
trust  certificate  (the  "Trust  Certificate")  representing  __%  fractional undivided  interest in MortgageIT  Trust 2004-1 (the "Trust") created pursuant to a Trust  Agreement,  dated as of  September  22, 2004 (such  agreement,  as amended by the Amended and Restated Trust  Agreement dated September 30, 2004, being  referred to herein as the "Trust  Agreement")  among  Structured  Asset
Mortgage  Investments II Inc. (the "Company"),  Wilmington  Trust Company,  as
Owner  Trustee  (the  "Owner   Trustee")   and  Wells  Fargo  Bank,   National
Association,  in its  capacity as  Securities  Administrator,  as  certificate
registrar  and  certificate   paying  agent  (the  "Certificate   Registrar").
Initially  capitalized  terms used but not defined  herein  have the  meanings assigned to them in the Trust  Agreement.  The  Transferor  hereby  certifies, represents  and  warrants  to, and  covenants  with,  the  Company,  the Owner
Trustee and the Certificate Registrar that:

      (i)   either (a) or (b) is satisfied, as marked below:

            ___   a.    The  Transferor  is  not  any  employee  benefit  plan
      subject to the  Employee  Retirement  Income  Security  Act of 1974,  as
      amended ("ERISA"),  or the Internal Revenue Code of 1986 (the "Code"), a
      Person  acting,  directly or  indirectly,  on behalf of any such plan or any Person  acquiring  such  Certificates  with "plan  assets" of a Plan within the meaning of the Department of Labor regulation  promulgated at
      29 C.F.R. §2510.3-101; or

            ___   b.    The Transferor is an employee  benefit plan subject to
      the  Employee  Retirement  Income  Security  Act  of  1974,  as  amended
      ("ERISA"),  or the Internal Revenue Code of 1986 (the "Code"),  a Person
      acting,  directly  or  indirectly,  on  behalf  of any such  plan or any
      Person acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the  Department  of Labor  regulation  promulgated  at 29
      C.F.R.  §2510.3-101  and will provide the Depositor,  the Owner Trustee, the Securities  Administrator,  the Certificate Registrar and the Master
      Servicer with an Opinion of Counsel,  satisfactory to the Depositor, the
      Owner Trustee, the Securities  Administrator,  the Certificate Registrar
      and the Master Servicer,  to the effect that the purchase and holding of a Certificate  by or on behalf of the  Transferor is  permissible  under
      applicable   law,  will  not   constitute  or  result  in  a  prohibited
      transaction  under  Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions  of  any  subsequent  enactments)  and  will  not subject the Depositor, the Owner Trustee, the Securities  Administrator,
      the  Certificate  Registrar or the Master  Servicer to any obligation or liability  (including  liabilities  under  ERISA or Section  4975 of the
      Code) in  addition to those  undertaken  in the Trust  Agreement,  which
      Opinion of Counsel shall not be an expense of the  Depositor,  the Owner
      Trustee, the Securities Administrator,  the Certificate Registrar or the
      Master Servicer; and

      (ii)  the Transferor is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph.

                                          Very truly yours,

                                          By:   _____________________________
                                          Name: _____________________________
                                          Title:_____________________________